SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant toss.240.14a-12

                            NYER MEDICAL GROUP, INC.
---------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:
   -------------------------------------------------
2) Aggregate number of securities to which transaction applies:
   -------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined)
  ------------------------------------------------
4) Proposed maximum aggregate value of transaction:
  ------------------------------------------------
5) Total fee paid:
  ------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: __________________________

2) Form, Schedule or Registration Statement No.: __________________________

3) Filing Party: __________________________

4) Date Filed: __________________________

















                            NYER MEDICAL GROUP, INC.

                               1292 Hammond Street

                               Bangor, Maine 04401


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                DECEMBER 6, 2002

                                                    November 22, 2002

To the Common Shareholders of

Nyer Medical Group, Inc.


Notice is hereby given that the Annual Meeting of the Shareholders of Nyer Medical Group, Inc., will be held at Courtyard by Marriott, Fort Lauderdale East, 5001 North Federal Highway, Ft. Lauderdale, Florida, on Friday, December 6, 2002, at 10:00 a.m. (Eastern Daylight Time), for the following purposes:

1). Electing two members of the Board of Directors to serve until the Annual Meeting of the Shareholders in 2005, or until their successors are elected and qualified.

2). Acting upon an amendment to the 1993 Stock Option Plan.

3). Acting upon the establishment of a 2002 Stock Option Plan to designated directors, officers, employees and consultants of the Company and its Subsidiaries.

4). Acting upon a grant of stock options to certain persons who were previously granted stock options.

5). Acting upon a Stock Option Agreement with Samuel Nyer.

6). Acting upon a Stock Option Agreement with Alliance Capital Resources, Inc.

7). Acting upon an amendment to the Articles of Incorporation.

8). Acting upon the appointment of Sweeney, Gates & Co. as the Company's independent auditors for the fiscal year ended June 30, 2003.

9). Acting upon any and all other matters in connection with or for the purpose of effecting the foregoing, or as otherwise may properly come before the Meeting or any and all adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Meeting is given in the attached Proxy Statement.

Only Common Shareholders of record on the stock transfer books of the Company at the close of business on November 8, 2002, will be entitled to vote at the Meeting. Shareholders who are unable to attend the Meeting in person and wish to have their stock voted are requested to sign, date and return the accompanying Proxy.



By Order of the Board of Directors,



Karen L. Wright,
Assistant Secretary

                                 PROXY STATEMENT



                            NYER MEDICAL GROUP, INC.
                                    1292 Hammond Street
                                    Bangor, Maine 04401

                       ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 6, 2002

                                                       November 22, 2002

                             PROXY AND SOLICITATION


     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Nyer Medical Group, Inc. (the "Company") for use at the Annual Meeting of shareholders (the "Annual Meeting") on December 6, 2002 at 10:00 a.m. to be held at the Courtyard by Marriott, Fort Lauderdale East, 5001 North Federal Highway, Ft. Lauderdale, Florida, on Friday, December 6, 2002, at 10:00 a.m. (Eastern Daylight Time), and at any and all adjournments thereof, for the purposes set forth in the Notice of said meeting attached and incorporated herein by this reference. The expense of soliciting proxies is to be paid for by the Company. The Company has retained ADP, 51 Mercedes Way, Edgewood, NY 11717, to assist in the solicitation of proxies. The Company may also use its officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation. The Company will pay all expenses of this solicitation with an estimated cost of $4,000. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Annual Meeting at any time prior to the voting thereof. If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the Annual Meeting.

     Only shareholders of record at the close of business on November 8, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all proposals presented at the Annual Meeting. Nyle International Corp. ("Nyle") is the holder of all of the Company's Class A preferred stock which shares are entitled to 2,000,000 votes on matters submitted to a vote of the common shareholders. Additionally, Mr. Samuel Nyer, the Company's president and controlling shareholder of Nyle, owns all of the shares of Class B Preferred Stock, which shares are also entitled to 2,000,000 votes on matters submitted to a vote of the common shareholders. As of the close of business on November 8, 2002, 3,756,962 shares of common stock of the Company were outstanding which means that a total of 7,756,962 votes are eligible to be cast at the Annual Meeting. Mr. Nyer controls 63.6% of these votes and consequently controls the outcome of all issues presented to the Company's shareholders.

     All proposals require a vote of the majority of the shares present in person or by proxy, except for the election of directors, who shall be elected by a plurality of such votes. Proxies which abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the Annual Meeting. Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are broker non-votes. Client directed abstentions are not broker non-votes. Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to the shareholders. Shareholders whose shares are in street name and do not return a proxy, are not counted for any purpose and are neither an abstention nor a broker non-vote. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

     This proxy statement and the accompanying proxy are first being mailed on or about November 22, 2002, to shareholders of record at the close of business on November 8, 2002.

Interest of Certain Persons in Matters to be Acted Upon

     As set forth more fully below under "Item 4. Grant of Stock Options," the shareholders are being asked to approve a grant of stock options to the seven current directors of the Company, William Clifford, a former director of the Company, and Karen L. Wright, the Company's COO/CFO.

     As set forth more fully below under "Item 5. Stock Option Agreement with Samuel Nyer," the shareholders are being asked to approve an agreement with Mr. Nyer, the Company's Chief Executive Officer, which changes some of the terms of certain stock options he currently holds.

Voting Securities and Principal Holders Thereof

     The following table sets forth the number of shares of the Company's voting stock beneficially owned as of November 8, 2002 by (i) owners of more than 5% of the Company's voting stock1, (ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group:






  ------------------------------ ------------------------------------- ----------------------------- ----------------------
              Class                      Name and Address of               Amount and Nature of           Percent of

                                           Beneficial Owner               Beneficial Ownership 1<F1>      Voting Power
  ------------------------------ ------------------------------------- ----------------------------- ----------------------
  ------------------------------ ------------------------------------- ----------------------------- ----------------------

  Class A Preferred Stock        Samuel Nyer                                        2,000 <F2>                 100%
                               1292 Hammond Street
                                Bangor, ME 04401

  Class B Preferred Stock
                                 Samuel Nyer                                        1,000 <F3>                 100%
                               1292 Hammond Street
                                Bangor, ME 04401
  Common Stock

                                 Samuel Nyer                                    1,404,400<F4>                  32.8%
                               1292 Hammond Street
  Common Stock                   Bangor, ME  04401

                                 Karen L. Wright                                   30,100<F5>                    *
                               1292 Hammond Street
  Common Stock                   Bangor, ME  04401

                                 Stanley Dudrick, M.D                              24,000<F6>                    *
                                 c/o St. Mary's Hospital
                               56 Franklin Street
  Common Stock                   Waterbury, CT 06706

                                 David P. Dumouchel                                14,000<F7>                    *
                                 264 R. Washington St
                                 Wellesley Hill, MA  02181
  Common Stock
                                 Donald C. Lewis, Jr.
                                 c/o Nyle International Corp.                      29,000<F8>                    *
                                72 Center Street
                                Brewer, ME 04412

  Common Stock                   Donato Mazzola
                               264 R Washington St
                                 Wellesley Hills,  MA                               6,000<F9>                    *
                                 02481

  Common Stock                   Kenneth L. Nyer, M.D.
                                 1933 Williamsbridge Rd.
                                 Bronx, New York 10461                             38,000<F10>                  1.0%

  Common Stock                   John Milledge
                                 110 S East 6th Street
                                 Ft. Lauderdale, FL 33301                           2,000<F11>                    *

  Common Stock                   M. Randolph Prince
                                185 Serral Drive
                                 Greeneville, TN 37745                              4,000<F12>                    *

  Common Stock                   James Schweiger
                                 8052 Aspencrest Court
                                 Orlando, FL  32835                                 4,000<F13>                    *

  Common Stock                   Alliance Capital Resources, Inc.
                                 3027 S. Peck Avenue #5
                                 San Pedro, CA  90731                             217,600<F14>                  5.5%


                                 All directors and executive
  Common Stock                   officers of the Company as a group
                                  (10 persons)
                                                                                1,555,500<F15>                 35.1%
  ------------------------------ ------------------------------------- ----------------------------- ----------------------

                                       3

<F1>
1 Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes any options which vest within 60 days of November 8, 2002, i.e., by January 7, 2003. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all voting securities beneficially owned by them.
<F2>
2 These shares are owned by Nyle International Corp., 72 Center Street, Brewer, ME 04412, of which Mr. Nyer is chairman and controlling shareholder. Each share of Class A Preferred Stock carries the right to 1,000 votes on any matter put to a vote of the Common Stock.
<F3>
3 Each share of Class B Preferred Stock carries the right to 2,000 votes on any matter put to a vote of the Common Stock.
<F4>
4 Includes 101,400 shares of Common Stock, 522,000 shares of Common Stock underlying options granted to Mr. Nyer pursuant to the 1993 Stock Option Plan (the "Plan") and his employment agreement, and 781,000 shares of Common Stock owned by Nyle International Corp., 72 Center Street, Brewer, ME 04412, of which Mr. Nyer is chairman and controlling shareholder.
<F5>
5 Includes 29,000 shares of Common Stock underlying vested options granted pursuant to the Plan and 1,100 shares of Common Stock held by an ADCO employee investment club by which Ms. Wright owns 210 shares. The common stock held in the investment club is considered beneficially owned by Ms. Wright as she has voting and investment power of this stock.
<F6>
6 Consists of 24,000 shares of Common Stock underlying vested options granted pursuant to the Plan.
<F7>
7 Consists of 14,000 shares of Common Stock underlying vested options granted pursuant to the Plan.
<F8>
8 Consists of 29,000 shares of Common Stock underlying vested options granted pursuant to the Plan.
<F9>
9 Consists of 6,000 shares of Common Stock underlying vested stock options granted pursuant to the Plan.
<F10>
10 Consists of 38,000 shares of Common Stock underlying vested stock options granted pursuant to the Plan.
<F11>
11 Consists of 2,000 shares of Common Stock underlying vested stock options granted pursuant to the Plan.
<F12>
12 Consists of 4,000 shares of Common Stock underlying vested stock options granted pursuant to the Plan.
<F13>
13 Consists of 4,000 shares of Common Stock underlying vested stock options granted pursuant to the Plan.
<F14>
14 Includes 67,600 shares of Common Stock and 150,000 shares of Common Stock underlying vested stock options granted pursuant to the Plan.
<F15>
15 Includes 101,400 shares of Common Stock, 672,000 shares of Common Stock underlying vested stock options granted pursuant to the Plan, 781,000 shares of Common Stock owned by Nyle International Corp., 72 Center Street, Brewer, ME 04412, of which Mr. Nyer is chairman and controlling shareholder, and 1,100 shares of Common Stock held by an ADCO employee investment club by which Ms. Wright owns 210 shares.

*  Less than 1% of class


                                       4




Item 1.  Election of Directors

Current Board of Directors

  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
               Name                Age                     Position with Company                       Since       Term       Ending
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  Samuel Nyer                      77    Chairman of the Board, President and Secretary                1991      3 years       2002
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  Stanley Dudrick, M.D.            67    Director                                                      1997      3 years       2003
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  Donald C. Lewis, Jr.             64    Director                                                      1993       1 year       2002
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  John Milledge                    40    Director                                                      2002      2 years       2004
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  Kenneth L. Nyer, M.D.            44    Director                                                      1991      3 years       2004
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  M. Randoph Prince                60    Director                                                      2002      3 years       2004
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------
  James Schweiger                  67    Director                                                      2002      3 years       2004
  ------------------------------- ------ ----------------------------------------------------------- ---------- ----------- --------


     The Company's Board consists of eight seats, one of which is currently vacant. Two directors are to be elected by a plurality of the votes of the shares cast at the Annual Meeting. The Company's Articles of Incorporation, as amended, provide for a staggered Board designed to elect approximately one-third of the directors each year. Only Messrs. Samuel Nyer and Donald Lewis are up for re-election this year.

     The nominees for the Board are set forth below. The proxy holders intend to vote all proxies received by them for the nominees for directors listed below unless instructed otherwise. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below unless instructed otherwise. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

     As set forth in the Company's Articles of Incorporation, directors may be nominated by any shareholder with the power to vote at least ten percent (10%) of the then-outstanding voting securities of the Company who timely complies with the notice procedures contained in the next sentence. To be timely, a shareholder's notice must be delivered to or mailed to and received by the Secretary of the Company at the principal executive office of the Company not less than 60 days prior to the meeting subject to any other requirements of law; provided, however, that in the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

Nominees For Election To Board Of Directors

  -------------------------------- ---------- ------------------------------------- -------------- -------------------
               Name                   Age          Position with the Company            Since           New Term
  -------------------------------- ---------- ------------------------------------- -------------- -------------------
  -------------------------------- ---------- ------------------------------------- -------------- -------------------
  Samuel Nyer                         77      Director                                  1991            3 years
  -------------------------------- ---------- ------------------------------------- -------------- -------------------
  -------------------------------- ---------- ------------------------------------- -------------- -------------------
  Donald C. Lewis, Jr                 64      Director                                  1993            3 years
  -------------------------------- ---------- ------------------------------------- -------------- -------------------


SAMUEL NYER has been Chairman of the Board, Chief Executive Officer, president and secretary of the Company since December 1991. Mr. Nyer also serves on the board of directors of each of the Company's subsidiaries. Since 1985, Mr. Nyer has been Chairman of the Board of Nyle, a manufacturer of drying equipment. Nyle, a publicly-held corporation, is the Company's principal shareholder. Mr. Nyer also has interests in a number of small businesses in the Bangor, Maine area.

DONALD C. LEWIS, JR. has been a director of the Company since July 1993. Mr. Lewis has been president and a director of Nyle, the Company's principal shareholder, since January 1985.

Other Directors and Officers

STANLEY DUDRICK, M.D. has been a director of the Company since March 1997.
Since September 2002, Dr. Dudrick has been Program Director of Surgery, at St. Mary's Hospital, located in Waterbury, Connecticut. He also serves as Professor of Surgery on the faculty of Yale University School of Medicine. From January 2000 until August 2002, Dr. Dudrick was Chairman for the Department of Surgery at Bridgeport Hospital/Yale-New Haven Health Systems, located in Bridgeport, Connecticut, and is affiliated with Yale Medical School. From November 1994 until December 1999, Dr. Dudrick had been Associate Chairman for St. Mary's Hospital, Department of Surgery, which is located in Waterbury, Connecticut, is affiliated with Yale Medical School. Since 1982, Dr. Dudrick also has been a Clinical Professor of Surgery at the University of Texas Health Science Center at Houston. Dr. Dudrick is nationally known in the field of enteral nutrition and has received numerous awards and honors, is an editorial consultant and on the board of numerous medical journals including those specializing in nutrition and has published widely on the subject.

John Milledge has been a director of the Company since October 2002. Mr. Milledge is Also a member of the Audit Committee. Mr. Milledge practices law in Florida concentrating in local government law, including land use, contracts, procurement, personnel, public finance (including TRIM proceedings) and litigation. Mr. Milledge is a member of the Florida Bar and the U.S. District Court, Southern District of Florida. Mr. Milledge graduated from Emory University, Atlanta, Georgia, with a B.A., with honors, and the University of Florida, College of Law, Gainesville, Florida, with a J.D.

KENNETH L. NYER, M.D. has been a director of the Company since December 1991. Dr. Nyer is a specialist in internal medicine and has practiced at the Albert Einstein Hospital, Bronx, New York since 1993. He previously practiced at North Shore University Hospital, Manhasset, New York from 1987 to 1993. Dr. Nyer held a faculty position at the Cornell University Medical School from 1987-1993. Currently, Dr. Nyer is assistant clinical professor of medicine at Albert Einstein College of Medicine. Dr. Nyer is the son of Mr. Samuel Nyer.

M. Randolph Prince has been a director of the Company since January 2002. Mr. Prince is also a member of the Audit Committee. Mr. Prince has been self-employed since 1991 as an Attorney/Certified Public Accountant (CPA) advising high wealth individuals on tax and financial planning matters in the States of Florida and Tennessee. He is also a consultant for a CPA firm in tax and financial planning for high wealth businesses and owners. Mr. Prince has over 35 years experience as an Attorney and CPA in tax and financial matters and in the practice of tax law. His experience extends into multiple industries, both privately owned and SEC registrants. Mr. Prince has been an Attorney since 1966, currently admitted to practice in the State of Florida, U.S. District Court in the District of Columbia, and United States Court of Appeals for the Federal Circuit in the District of Columbia. He has been a CPA since 1970 and is currently licensed in the State of Tennessee. Mr. Prince graduated from the University of Illinois in 1963 with a degree in Accounting and from George Washington University Law School, Washington, D.C. in 1966.

James J. Schweiger has been a director since January 2002. Mr. Schweiger is also Chairman of the Audit Committee. Mr. Schweiger is currently President and CEO of James J. Schweiger Financial Consultants, Orlando Florida. From 1969 to 1986, Mr. Schweiger was a Managing Partner in the firm of KMG Main Hurdman in charge of the Ft. Lauderdale/Miami Florida office, Northeastern Regional Managing Partner and later served as the Southern Area Director. From 1980 to 1985 he served on the Company's Policy Board and Management Committee. He was previously a Board member of AICPA on accounting for real estate transactions. From 1989 to 1992, Mr. Schweiger served as Treasurer/Director on the EASE Foundation Board (a charitable foundation in Davie Florida). Mr. Schweiger graduated from Duquesne University, Pittsburgh, Pa in 1961 with a BS degree in Business Administration.

Karen L. Wright has been treasurer of the Company since 1991 and vice-president of finance, Chief Financial Officer and assistant secretary of the Company since January 1997 and Chief Operating Officer and vice-president of operations since 2001. She served on the Board from April 1997 to September 2001. She has been a director of Nyle since 1998. From 1985 through 1987, Ms. Wright was ADCO's assistant comptroller, from 1987 through the present time, Ms. Wright has been ADCO's comptroller and treasurer. Ms. Wright received her Bachelors of Science Degree in Accounting from Husson College, Bangor, Maine in 1985.

Family Relationship

     Samuel Nyer is the father of Dr. Kenneth L. Nyer.

Board Meetings and Committees

     The Board met once during the fiscal year ended June 30, 2002, and took action two times by unanimous consent. The Company's audit committee members consist of Mr. James Schweiger, Chairman, and Messrs. Milledge and Prince. The audit committee's function is to oversee the Company's financial reporting process. The audit committee met two times during the fiscal year ended June 30, 2002. The Board does not have nomination or compensation committees.

Director Compensation

     The Company has not paid any cash compensation to any person for serving as a director with the exception of the Company's Audit Committee, which receives $600 per meeting. The Company does not intend to compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue automatic grants of non-qualified stock options pursuant to the 2002 Stock Option Plan as described herein. Directors who are employees receive no cash compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors. The 1993 Stock Option

Plan was amended in April 1997 to provide, and the 2002 Stock Option plan provides, that all directors receive automatic grants of options as described below.

Executive Compensation

     The following table sets forth certain information with respect to the salary and long-term compensation of the Company's president and chief executive officer for the year ended June 30, 2002, for the six months ended June 30, 2001 and for the years ended December 31, 2000 and 1998. No other executive officer earned more than $100,000 during any of these fiscal years.

                           Summary Compensation Table

-------------------------------- ----------------------------------------------------------- -------------------------------
                                                    Annual Compensation <F1>                      Long Term Compensation
                                                                                                         Awards
-------------------------------- ----------- ---------------------- ------------------------ -------------------------------
              (a) (b) (c) (e) (g)
-------------------------------- ----------- ---------------------- ------------------------ -------------------------------
                                                                                                     Securities
                                                                       Other Annual                  Underlying
  Name and Principal Position       Year           Salary($)           Compensation ($)             Options/SARS (#)
-------------------------------- ----------- ---------------------- ------------------------ -------------------------------

Samuel Nyer,                        2002            140,000                4,200<F2>                      0/0
Chief Executive Officer
                                    2001<F1>         70,000<F1>            2,100<F1><F2>                  0/0

                                    2000            140,000                4,200<F2>                      0/0

                                    1999            127,308                4,200<F2>                      0/0

                                    1998            125,000                4,200<F2>                      0/0

-------------------------------- ----------- ---------------------- ------------------------ -------------------------------

<F1>
(1) The Company changed its fiscal year end from December 31 to June 30, so the presentation for 2001 is only representative of a six-month period.
<F2>
(2) Consists of automobile and automobile insurance allowance. The presentation for 2001 is only representative of a six-month period for the reason set forth in footnote 1 above.


                                 Aggregated Option/SAR Exercises in Last Fiscal Year
                                             and FY-End Option/SAR Values
              (a)                   (d) (e) Number of Securities Underlying
                                    Value of Unexercised
                                        Unexercised Options/SARs                  In-the-Money Options/SARs
                                             at FY-End (%)                              at FY-End ($)
             Name                     Exercisable/ Unexercisable                 Exercisable/ Unexercisable
             ----                                  ---------------                            -------------
 Samuel Nyer,                         500,000                  0                   $0<F3>               0
 Chief Executive Officer

<F3>
(3) Based on the difference between the market price per share of the common stock and the option exercise price.


Equity Compensation Plan Information

----------------------------------- --------------------------------- ------------------------------ -----------------------------
Plan category                       Number of securities to be        Weighted average exercise      Number of securities remaining
                                    issued upon exercise of           price of outstanding options,  available for future issuance
                                    outstanding options, warrants     warrants and rights            under equity compensation plans
                                    and rights                                                       (excluding securities reflected
                                                                                                     in column (a))
                                                                                                     (c)

                                    (a) (b)
----------------------------------- --------------------------------- -------------------------------- ---------------------------
----------------------------------- --------------------------------- -------------------------------- ---------------------------
Equity compensation plans           283,600<F1>                       $6.18                            0
approved by security holders
----------------------------------- --------------------------------- -------------------------------- ---------------------------
----------------------------------- --------------------------------- -------------------------------- ---------------------------
Equity compensation plans not       650,000<F2>                       $7.11                            0
approved by security holders
----------------------------------- --------------------------------- -------------------------------- ---------------------------
----------------------------------- --------------------------------- -------------------------------- ---------------------------
Total                               933,600                           $6.83                            0
----------------------------------- --------------------------------- -------------------------------- ---------------------------

<F1>
(1) Granted under the 1993 Stock Option Plan.
<F2>
(2) 500,000 granted to Samuel Nyer (see below under "Item 5. Stock Option Agreement with Samuel Nyer") and 150,000 granted to Alliance Capital Resources, Inc. (see below under "Item 6. Stock Option Agreement with Alliance Capital Resources").

Employment Agreements

     The Company currently employs its officers pursuant to oral agreements. Mr. Samuel Nyer, the Company's president, was employed pursuant to a written contract, which expired October 25, 2001. Mr. Nyer continues to receive the same annual salary of $140,000 and use of a car and automobile insurance at an annual cost of approximately $4,200.

     Ms. Karen L. Wright, chief operating officer, vice president of finance and treasurer, receives a base annual salary of $80,000.

Report on Executive Compensation by the Board of Directors

     The primary objective of the compensation policy of the Company is to align executive compensation in a way that will encourage enhanced shareholder value, while concurrently allowing us to attract, retain and satisfactorily reward all employees who contributed to the Company's long-term growth and economic success. The compensation program for the Company's executives generally includes an annual base salary, appropriate fringe benefits, some of which are standard Company policy for all employees and some of which may be negotiated for management. Annual cash bonuses and grants of long-term option incentives are not a standard component of executive compensation and are negotiated on a case-by-case basis.

     The Company does not have a formal performance-based compensation policy in place, and has not set forth any criteria for altering the executive compensation currently in place under the employment agreements described above. The Company expects that any renewals of the employment agreements discussed above will contain term and compensation comparable to past practices. The compensation of the chief executive officer of the Company is not formulated on specific performance measures, but rather in consideration of past performance and the position of the Company at the time that each new employment agreement is negotiated for the chief executive officer.

1993 Stock Option Plan

     The Company does not have any formal pension, profit sharing or such other similar plans pursuant to which it pays additional cash or non-cash compensation to its employees including the individuals specified above. In July 1993, the Company established the 1993 Stock Option Plan (the "1993 Plan") which now covers 275,000 shares of common stock. To date, 283,600 options have been granted. The 1993 Plan provides: (a) officers and other employees of the Company and its subsidiaries opportunities to purchase stock in the Company pursuant to options granted thereunder which qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended and (b) directors, executive officers, employees and consultants of the Company and its subsidiaries opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Options"). The 1993 Plan is administered by the Board. Under the Plan, the Board of the Company from time to time may grant options to purchase its common stock to employees including officers. The 1993 Plan provides for all directors, employee and non-employee, to receive automatic grants of non-qualified options ("Non-Discretionary Options") vesting semi-annually each June 30th and December 31st over a three-year term. After vesting, and upon reelection to the Board, each director will receive a new automatic grant of non-qualified options on the same terms as above. Except with respect to certain ISOs, as provided for in the 1993 Plan, the exercise price of the options is the closing price of the Company's common stock on the last business day prior to the grant of options. The number of options granted is 12,000 for a three-year-term board member, 8,000 for a two-year-term board member or 4,000 for a one-year-term board member.

     Ms. Karen Wright received a grant of 12,000 options on October 26, 2001 upon her appointment as chief operating officer.



Performance Graph

     The following Performance Graph assumes that $100 was invested in the Company, the Media General Index and the Peer Group Index on July 1, 1997.
Information on prices at which the Company's common stock traded prior to that date is not readily available. The Performance Graph further assumes all dividends were reinvested. However, the Company has never paid any dividends.


                           1997      1998      1999     2000     2001      2002
                           ----      ----      ----     ----     ----      ----
NYER MEDICAL GROUP, INC   100.00     79.57     85.48    87.54    51.86     37.47
PEER GROUP INDEX          100.00    146.31    165.05   149.85   163.15    167.05
MEDIA GENERAL INDEX       100.00    128.10    151.01   166.47   139.97    116.05

Related Party Transactions

     In August 1996, Mr. Samuel Nyer, the Company's president, exercised 50,000 stock options at the exercise price of approximately $2.31 per share by delivering a recourse promissory note to the Company in the sum of $115,500. The note bears 6-1/4% annual interest payable quarterly and is due in August 2002. Mr. Nyer paid $115,000 plus Interest to the Company in December 2001 loan.

     Prior to 1991, the Company and Nyle each engaged in inter-company loans. At June 30, 2002, the Company was owed $41,563 by Nyle. Nyle pays the Company principal and interest of 9% per annum on an infrequent basis. The Company is currently subject to a provision of the Florida General Corporation Law, which restricts loans to affiliated parties and therefore the Company has not lent any further sums to its affiliates.

Section 16(a) Beneficial Ownership Reporting Compliance

     No person who, during the fiscal year ended June 30, 2002, was a director, officer or beneficial owner of more than ten percent of any class of equity securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), failed to file on a timely basis reports required by Section 16 of the Exchange Act during the most recent fiscal year or prior fiscal years except the following persons: (a) Robert Barrett, III has not filed a Form 3 or a Form 5 with respect to the fiscal year ended June 30, 2002;
(b) William J. Clifford, Jr. has not filed a Form 5 for each of the fiscal years ended December 31, 1993, December 31, 1996 and December 31, 1999; (c) Stanley Dudrick, M.D. has not filed a Form 5 for each of the fiscal years ended December 31, 1997 and December 31, 2000; (d) Donald C. Lewis, Jr. has not filed a Form 4 for activity in 1997 and has not filed a Form 5 for each of the fiscal years ended December 31, 1993, December 31, 1996 and December 31, 1999; (e) Donato Mazzola has not filed a Form 3 or a Form 5 for the fiscal year ended December 31, 2000; (f) Kenneth L. Nyer, M.D. has not filed a Form 5 for each of the fiscal years ended December 31, 1993 and December 31, 1998; (g) Samuel Nyer has not filed a Form 5 for each of the fiscal years ended December 31, 1993, December 31, 1996 and December 31, 1999; (h) M. Randolph Prince has not filed a Form 3 or a Form 5 with respect to the fiscal year ended June 30, 2002; (i) James Schweiger has not filed a Form 3; and (j) Karen L. Wright has not filed a Form 5 for each of the fiscal years ended December 31, 1997 and December 31, 1999. The Company is in the process of bringing the filings up to date.

2002 Audit Committee Report

     The Audit Committee was established to oversee the Company's financial reporting process on behalf of the Board of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company's board of directors adopted a written charter for the audit committee on June 12, 2000. We also monitor the preparation by management of the Company's quarterly and annual financial statements. The independent auditors are responsible for expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States. We have reviewed and discussed the audited financial statements with management. We also discussed with the firm of Sweeney, Gates & Company, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, has received from Sweeney, Gates & Company, the written disclosure and letter required by Independence Standards Board Standard No. 1, and has discussed with Sweeney, Gates & Co. that firm's independence. Based on this review and these discussions, the Audit Committee has recommended to the Company's entire Board of Directors that the Company's financial statements, audited by Sweeney, Gates & Co. be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

     The Audit Committee met three times for the fiscal year ended June 30, 2002. The audit committee consists of three independent directors which complies with the rules of the Nasdaq Stock Market. The Nasdaq rules require three independent directors who have, among other things, financial literacy and experience. The Company's Audit Committee consists of Messrs. John Milledge, M. Randolph Prince and James Schweiger.

     The election of directors requires a plurality of votes cast by the shares entitled to vote at the Annual Meeting.


Item 2.  Amendment to 1993 Stock Option Plan

     The Board of Directors has adopted, subject to shareholder approval, an amendment (the "Plan Amendment") to the Company's 1993 Stock Option Plan (the "1993 Plan") which (i) clarifies the description of persons eligible to receive Non-Discretionary Options, (ii) authorizes the issuance of an additional 725,000 shares under the 1993 Plan thereby increasing the aggregate number of shares issuable from 275,000 to 1,000,000, and (iii) ends the period during which options may be granted under the 1993 Plan as of the date of the effectiveness of the 2002 Stock Option Plan. A copy of the Plan Amendment is set forth in Appendix A.

     The adoption of the Plan Amendment by the Board reflects a determination by the Board that ensuring the continued availability of a sufficient number of options available for grant under the 1993 Plan is important to the Company's ongoing and continuing efforts to attract and retain key senior management personnel and increase the interest of the Company's employees, consultants, officers and directors in the Company's continuing success. The change described in (i) above is being made for clerical purposes only, and the change described in (iii) above is being made to prevent any overlap of automatic grants (as described below) under the 1993 Plan and the 2002 Stock Option Plan.

     Since the granting of certain of the options under the 1993 Plan is discretionary, the Company cannot at present determine the number of options that will be granted in the future to any person or group of persons or the terms of any future grant. Future option grants and the terms thereof will be determined by the Board in accordance with the terms of the 1993 Plan.

     Set forth below is certain information concerning the 1993 Plan. This discussion is qualified by reference to the full text of the 1993 Plan, as amended, a copy of which is set forth in Appendix B.

Description of the 1993 Plan

     In July 1993, the Company established the 1993 Plan which now covers 275,000 shares of common stock. To date, 283,600 options have been granted. The 1993 Plan provides: (a) officers and other employees of the Company and its subsidiaries opportunities to purchase stock in the Company pursuant to options granted thereunder which qualify as incentive stock options ("ISOs") under
Section 422(b) of the Internal Revenue Code of 1986, as amended and (b) directors, executive officers, employees and consultants of the Company and its subsidiaries opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Options"). The 1993 Plan is administered by the Board. Under the 1993 Plan, the Board of the Company from time to time may grant options to purchase its common stock to employees including officers. The 1993 Plan provides for all directors, employee and non-employee, to receive automatic grants of non-qualified options ("Non-Discretionary Options") vesting semi-annually each June 30th and December 31st over a three-year term. After vesting, and upon reelection to the Board, each director will receive a new automatic grant of non-qualified options on the same terms as above. Except with respect to certain ISOs, as provided for in the 1993 Plan, the exercise price of the options is the closing price of the Company's common stock on the last business day prior to the grant of options. The number of options granted is 12,000 for a three-year-term board member, 8,000 for a two-year-term board member or 4,000 for a one-year-term board member.

         The following is intended only as a general summary of certain federal income tax consequences. All tax matters discussed herein should be verified with a tax advisor.

U.S. Federal Income Tax Consequences

         The following summary of the principal U.S. federal income tax consequences with respect to stock options ("Options") under the 1993 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. Readers are advised to obtain the opinions of their own tax and legal advisers regarding tax consequences of the Options.

         For federal income tax purposes, compensatory stock options are either characterized as ISOs if they meet the technical requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as stock options which do not meet such requirements, commonly referred to as Non-Qualified Options.

         Non-Qualified Options. In general, an optionee will recognize no taxable income upon the grant of Non-Qualified Options, and the Company will not be entitled to a deduction therefor at the time of such grant, unless the Non-Qualified Option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a Non-Qualified Option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock so acquired on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for the stock. The optionee's holding period for stock acquired by reason of the exercise of a stock option commences on the day after the exercise of the option and does not include the optionee's holding period for the option itself. Subject to the limitation under Section 162(m) of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income in connection with the exercise of the Non-Qualified Option. Non-Discretionary Options granted under the 1993 Plan are expected to be characterized as Non-Qualified Options.

         An optionee should consult with his or her tax advisor as to whether, as a result of Section 16(b) of the Securities Exchange Act, as amended, and the rules and regulations thereunder (the "Exchange Act"), the timing of income recognition is deferred for any period following the exercise of an Option (the "Deferral Period"). If there is a Deferral Period, absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the Non-Qualified Option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares over their exercise price, recognition of income by the recipient could, in certain instances, be deferred until the expiration of the Deferral Period.

         Incentive Stock Options. Options granted under the 1993 Plan may be ISOs, provided that such Options satisfy the requirements of the Code therefor. In general, neither the grant nor the exercise of an ISO will result in taxable income to the optionee or a deduction to the Company. The sale of Common Stock received pursuant to the exercise of an ISO which satisfied the requirements of an ISO, as well as the holding period requirement described below, will result in long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the purchase price and will not result in a tax deduction to the Company. To receive ISO treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an ISO either (i) within two years after the ISO is granted or (ii) within one year after the date of exercise, and must exercise the ISO within certain time periods (generally, no later than 3 months after the optionee's termination of employment).

         If all requirements for ISO treatment other than the holding period requirement are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to certain optionees, the date that sale of such stock would not create liability under Section 16(b) of the Exchange Act) minus the purchase price or (ii) the amount realized on the disposition minus the purchase price, is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee's holding period for the stock disposed of. Subject to the limitation under Section 162(m) of the Code (as described below), the Company will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

         Certain Other Tax Issues. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the other officers whose compensation is disclosed in this proxy statement, subject to certain exceptions.

         Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which Options may be granted to any employee during a specified period and the plan under which Options are granted is approved by shareholders and is administered by a compensation committee composed of outside directors. The 1993 Plan is intended to satisfy these requirements with respect to Options.

     In addition, any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, and in the event that the exercisability of an Option is accelerated because of a change in control, payments relating to the Options, either alone or together with certain other payments may constitute excess parachute payments under Section 280G of the Code. In such event, subject to certain exceptions, a portion of such amount would be nondeductible by the Company, and would subject the optionee to a 20% excise tax thereon.

     The Company has the right under the 1993 Plan to deduct from any payment to be made to an optionee, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to the 1993 Plan, payment by the optionee of any federal, state or local taxes required by law to be withheld. An optionee may generally satisfy such withholding obligation by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned.

     The 1993 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 1993 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

     Approval of the Plan Amendment requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.

Item 3.  Establishment of 2002 Stock Option Plan

     The Board approved the 2002 Stock Option Plan (the "2002 Plan") on October 4, 2002, subject to approval of the shareholders. A copy of the 2002 Plan is set forth in Appendix C.

     The purposes of the 2002 Plan are (i) to encourage and enable employees, consultants and directors (subject to such requirements as may be prescribed by the designated committee of the Board) of the Company, its subsidiaries and its affiliates to acquire a proprietary interest in the growth and performance of the Company, (ii) to generate an increased incentive for key employees, consultants and directors to contribute to the Company's future success and prosperity (as well as the success and prosperity of its subsidiaries and affiliates), thus enhancing the value of the Company for the benefit of its shareholders, and (iii) to enhance the ability of the Company, its subsidiaries and its affiliates to attract and retain key employees, consultants and directors who are essential to the progress, growth and profitability of the Company, its subsidiaries and its affiliates, in each case through the ownership of the Company's Common Stock, and rights relating to the Common Stock.

     Set forth below is certain information concerning the 2002 Plan. This discussion is qualified by reference to the full text of the 2002 Plan, a copy of which is set forth in Appendix C.

Description of the 2002 Plan

     The maximum aggregate number of shares of Common Stock available for award under the 2002 Plan is 3,000,000, and is subject to adjustment as set forth therein.

     The 2002 Plan is administered by a designated committee of the Board. Under the 2002 Plan, this committee from time to time may grant options in the form of ISOs or Non-Qualified Options to purchase the Company's Common Stock to employees, consultants or directors of the Company or any of its subsidiaries or affiliates.

     The 2002 Plan provides for all directors, whether or not they are employees or officers, to receive automatic grants upon election or appointment to the Board of Non-Qualified Options ("Automatic Stock Options"). The number of Automatic Stock Options granted shall be 12,000 for a three-year-term board member, 8,000 for a two-year-term board member or 4,000 for a one-year-term board member, with 2,000 of such Non-Qualified Options vesting semi-annually each June 30th and December 31st provided the optionee is still serving as a director on that date. After vesting, and upon reelection to the Board, each director will receive a new automatic grant of non-qualified options on the same terms as above. The Company's Chief Financial Officer (if not a director of the Company) shall receive a grant of 12,000 Automatic Stock Options on October 1, 2004, and shall receive an additional 12,000 Automatic Stock Options upon (i) the vesting in full of such grant and (ii) the vesting in full of each such subsequent grant. Except with respect to certain ISOs, as provided for in the 2002 Plan, the exercise price of the options shall not be less than the Market Price (as defined in the 2002 Plan) of the Company's Common Stock on the day of the grant.

     The following is intended only as a general summary of certain federal income tax consequences. All tax matters discussed herein should be verified with a tax advisor.

U.S. Federal Income Tax Consequences

         The following summary of the principal U.S. federal income tax consequences with respect to Options under the 2002 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. Readers are advised to obtain the opinions of their own tax and legal advisers regarding tax consequences of the Options.

         For federal income tax purposes, compensatory stock options are either characterized as ISOs if they meet the technical requirements of Section 422 of the Code, or as stock options which do not meet such requirements, commonly referred to as Non-Qualified Options.

         Non-Qualified Options. In general, an optionee will recognize no taxable income upon the grant of Non-Qualified Options, and the Company will not be entitled to a deduction therefor at the time of such grant, unless the Non-Qualified Option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a Non-Qualified Option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock so acquired on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for the stock. The optionee's holding period for stock acquired by reason of the exercise of a stock option commences on the day after the exercise of the option and does not include the optionee's holding period for the option itself. Subject to the limitation under Section 162(m) of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income in connection with the exercise of the Non-Qualified Option.

         An optionee should consult with his or her tax advisor as to whether, as a result of Section 16(b) of the Exchange Act, the timing of income recognition is deferred for a Deferral Period. If there is a Deferral Period, absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the Non-Qualified Option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares over their exercise price, recognition of income by the recipient could, in certain instances, be deferred until the expiration of the Deferral Period.

         Incentive Stock Options. Options granted under the 2002 Plan may be ISOs, provided that such Options satisfy the requirements of the Code therefor. In general, neither the grant nor the exercise of an ISO will result in taxable income to the optionee or a deduction to the Company. The sale of Common Stock received pursuant to the exercise of an ISO which satisfied the requirements of an ISO, as well as the holding period requirement described below, will result in long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the purchase price and will not result in a tax deduction to the Company. To receive ISO treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an ISO either (i) within two years after the ISO is granted or (ii) within one year after the date of exercise, and must exercise the ISO within certain time periods (generally, no later than 3 months after the optionee's termination of employment).

         If all requirements for ISO treatment other than the holding period requirement are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to certain optionees, the date that sale of such stock would not create liability under Section 16(b) of the Exchange Act) minus the purchase price or (ii) the amount realized on the disposition minus the purchase price, is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee's holding period for the stock disposed of. Subject to the limitation under Section 162(m) of the Code (as described below), the Company will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

         Certain Other Tax Issues. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the other officers whose compensation is disclosed in this proxy statement, subject to certain exceptions.

         Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which Options may be granted to any employee during a specified period and the plan under which Options are granted is approved by shareholders and is administered by a compensation committee composed of outside directors. The 2002 Plan is intended to satisfy these requirements with respect to Options.

     In addition, any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, and in the event that the exercisability of an Option is accelerated because of a change in control, payments relating to the Options, either alone or together with certain other payments may constitute excess parachute payments under Section 280G of the Code. In such event, subject to certain exceptions, a portion of such amount would be nondeductible by the Company, and would subject the optionee to a 20% excise tax thereon.

         The Company has the right under the 2002 Plan to deduct from any payment to be made to an optionee, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to the 2002 Plan, payment by the optionee of any federal, state or local taxes required by law to be withheld. An optionee may generally satisfy such withholding obligation by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned.


     The 2002 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2002 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

     Approval of the 2002 Plan requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.

Item 4.  Grant of Stock Options

     On October 4, 2002, the Board approved the grant of options pursuant to the 2002 Stock Option Plan to all existing directors (one of whom has since resigned from the Board) and an officer of the Company (the "Stock Option Grant") equal to the number of options currently granted (or intended to be granted) to such persons (and in effect) under the 1993 Stock Option Plan or otherwise, each of which options shall vest immediately (subject to shareholder approval), has a term of ten years, and an exercise price of $1.71, which is equal to the "Market Price" (as such term is defined in the 2002 Stock Option Plan) on the date of the grant. The closing price on the Nasdaq SmallCap Market of the Common Stock on November 11, 2002, was $1.49. The Board approved the Stock Option Grant in order to help retain current directors and employees and attract others to be employed by, and serve as directors for, the Company.


     Under the terms of the Stock Option Grant, the following options would be granted:
---------------------------------------------- -------------------------------------------- ----------------------------------------
                    Name                                  Position with Company                           Options Granted
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
                 Samuel Nyer                      Chairman of the Board, President and                        536,000
                                    Secretary
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
            Stanley Dudrick, M.D.                               Director                                      26,000
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
            Donald C. Lewis, Jr.                                Director                                      29,000
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
                John Milledge                                   Director                                       8,000
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
            Kenneth L. Nyer, M.D.                               Director                                      44,000
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
             M. Randolph Prince Director 12,000
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
               James Schweiger                                  Director                                      12,000
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
               Karen L. Wright                                 COO and CFO                                    35,000<F1>
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
              William Clifford                               Former Director                                  36,000
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
  All Current Executive Officers as a Group                                                                   577,000
                (two persons)
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
 All Current Directors who are not Executive                                                                  131,000
      Officers as a Group (six persons)
---------------------------------------------- -------------------------------------------- ----------------------------------------

<F1>
(1) 17,000 of these options are ISOs.

     The shareholders are being asked to approve the Stock Option Grant at the Annual Meeting because, although Florida law does not require such approval, such approval could bolster the concept that the Stock Option Grant is well within what is deemed fair and reasonable action of the Board. If the Stock Option Grant is not approved by the shareholders, the Board may reconsider the Stock Option Grant.

         Approval of the Stock Option Grant requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.

Item 5.  Stock Option Agreement with Samuel Nyer

     In October 1999, the Company entered into an employment agreement with Samuel Nyer, its Chief Executive Officer, that included a provision granting an option to purchase 500,000 shares of Common Stock at an exercise price of $6.437 per share. In November 2002, the Board agreed to amend the provision and enter into a Stock Option Agreement with Mr. Nyer (the "Nyer Option Agreement") to, among other things, provide for termination of the option upon the happening of certain events. A copy of the Nyer Option Agreement is set forth in Appendix D.

         Set forth below is certain information concerning the Nyer Option Agreement. This discussion is qualified by reference to the full text of the Nyer Option Agreement, a copy of which is set forth in Appendix D.

     Under the Nyer Option Agreement, the option, which was originally granted without an expiration date, is given a term of ten years, and provision is made for the termination of the option four years after Mr. Nyer ceases to maintain a formal relationship with the Company, is disabled or dies. The Board approved the Nyer Option Agreement in order to create a stock option agreement that contains customary provisions, best efforts registration rights, and protections for the Company.

     The shareholders are being asked to approve the Nyer Option Agreement at the Annual Meeting because there may be new NASD rules in place at the time of the Annual Meeting that would require shareholder approval for such an amendment of the terms of a director's option. If the Nyer Option Agreement is not approved by the shareholders, and there are no such NASD rules in place at the time of the Annual Meeting, the Company will effectuate the Nyer Option Agreement as previously approved by the Board.

     The following is intended only as a general summary of certain federal income tax consequences. All tax matters discussed herein should be verified with a tax advisor.

U.S. Federal Income Tax Consequences

         The following summary of the principal U.S. federal income tax consequences with respect to Options under the Nyer Option Agreement is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. Readers are advised to obtain the opinions of their own tax and legal advisers regarding tax consequences of the Options.

         For federal income tax purposes, compensatory stock options are either characterized as ISOs if they meet the technical requirements of Section 422 of the Code, or as stock options which do not meet such requirements, commonly referred to as Non-Qualified Options. The Nyer Option Agreement only involves grants of Non-Qualified Options.

         Non-Qualified Options. In general, an optionee will recognize no taxable income upon the grant of Non-Qualified Options, and the Company will not be entitled to a deduction therefor at the time of such grant, unless the Non-Qualified Option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a Non-Qualified Option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock so acquired on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for the stock. The optionee's holding period for stock acquired by reason of the exercise of a stock option commences on the day after the exercise of the option and does not include the optionee's holding period for the option itself. Subject to the limitation under Section 162(m) of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income in connection with the exercise of the Non-Qualified Option.

         An optionee should consult with his or her tax advisor as to whether, as a result of Section 16(b) of the Exchange Act, the timing of income recognition is deferred for a Deferral Period. If there is a Deferral Period, absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the Non-Qualified Option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares over their exercise price, recognition of income by the recipient could, in certain instances, be deferred until the expiration of the Deferral Period.

         Certain Other Tax Issues. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the other officers whose compensation is disclosed in this proxy statement, subject to certain exceptions. None of those potential exceptions is expected to be available in the case of the Options under the Nyer Option Agreement. Therefore, the Company's tax deduction which would otherwise have been allowable by reason of the optionee's exercise of his options is subject to potential limitation by these provisions of Section 162(m) of the Code.

     In addition, any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, and in the event that the exercisability of an Option is accelerated because of a change in control, payments relating to the Options, either alone or together with certain other payments may constitute excess parachute payments under Section 280G of the Code. In such event, subject to certain exceptions, a portion of such amount would be nondeductible by the Company, and would subject the optionee to a 20% excise tax thereon.

         The Company has the right under the Nyer Option Agreement to deduct from any payment to be made to an optionee, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to the Nyer Option Agreement, payment by the optionee of any federal, state or local taxes required by law to be withheld. An optionee may generally satisfy such withholding obligation by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned.

     The Nyer Option Agreement is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Nyer Option Agreement is not, nor is it intended to be, qualified under Section 401(a) of the Code.

         Approval of the Nyer Option Agreement requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.

Item 6.  Stock Option Agreement with Alliance Capital Resources

     In October 1999, the Company entered into a business development consulting agreement with Alliance Capital Resources, Inc., that included a provision granting an option to purchase 150,000 shares of Common Stock. In October 2002, in order to assist in the retention of Alliance Capital Resources as a consultant, the Board agreed to amend the provision and enter into a Stock Option Agreement with Alliance Capital Resources (the "Alliance Capital Option Agreement") to, among other things, change the term and exercise price of the option, provide best efforts registration rights, and include certain other provisions which are customary to option agreements. A copy of the Alliance Capital Option Agreement is set forth in Appendix E.

         Set forth below is certain information concerning the Alliance Capital Option Agreement. This discussion is qualified by reference to the full text of the Alliance Capital Option Agreement, a copy of which is set forth in Appendix E.

     Originally, Alliance Capital Resources was granted 150,000 options, for shares of Common Stock of the Company, which vested on October 1, 1999, with exercise prices of: $8.00 for 50,000 options; $9.00 for 50,000 options and $11.00 for the remaining 50,000 options. The term of each such option is for as long as the consultant is retained by the Company and for two years thereafter. Under the Alliance Capital Option Agreement, these options would be restructured to include a ten-year term for each of such options and a repricing of such options at $1.71 per share.

     The shareholders are being asked to approve the Alliance Capital Option Agreement at the Annual Meeting because there may be new NASD rules in place at the time of the Annual Meeting that would require shareholder approval for such an amendment of the terms of a consultant's option. If the Alliance Capital Option Agreement is not approved by the shareholders and there are no such NASD rules in place at the time of the Annual Meeting, the Company will effectuate the Alliance Capital Option Agreement as previously approved by the Board.

     The following is intended only as a general summary of certain federal income tax consequences. All tax matters discussed herein should be verified with a tax advisor.

U.S. Federal Income Tax Consequences

         The following summary of the principal U.S. federal income tax consequences with respect to Options under the Alliance Capital Option Agreement is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. Readers are advised to obtain the opinions of their own tax and legal advisers regarding tax consequences of the Options.

         For federal income tax purposes, compensatory stock options are either characterized as ISOs if they meet the technical requirements of Section 422 of the Code, or as stock options which do not meet such requirements, commonly referred to as Non-Qualified Options. The Alliance Capital Option Agreement only involves grants of Non-Qualified Options.

         Non-Qualified Options. In general, an optionee will recognize no taxable income upon the grant of Non-Qualified Options, and the Company will not be entitled to a deduction therefor at the time of such grant, unless the Non-Qualified Option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a Non-Qualified Option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock so acquired on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for the stock. The optionee's holding period for stock acquired by reason of the exercise of a stock option commences on the day after the exercise of the option and does not include the optionee's holding period for the option itself. Subject to the limitation under Section 162(m) of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income in connection with the exercise of the Non-Qualified Option.

         An optionee should consult with his or her tax advisor as to whether, as a result of Section 16(b) of the Exchange Act, the timing of income recognition is deferred for a Deferral Period. If there is a Deferral Period, absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the Non-Qualified Option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares over their exercise price, recognition of income by the recipient could, in certain instances, be deferred until the expiration of the Deferral Period.

         Certain Other Tax Issues. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the other officers whose compensation is disclosed in this proxy statement, subject to certain exceptions.

     Because the optionee is neither the chief executive officer of the Company nor one of the other Company officers whose compensation is required to be disclosed in this proxy statement, the Company's tax deduction resulting from the optionee's exercise of its options is not expected to be affected by the limitations on deductibility provided by Section 162(m) of the Code.

     In addition, any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, and in the event that the exercisability of an Option is accelerated because of a change in control, payments relating to the Options, either alone or together with certain other payments may constitute excess parachute payments under Section 280G of the Code. In such event, subject to certain exceptions, a portion of such amount would be nondeductible by the Company, and would subject the optionee to a 20% excise tax thereon.

     The Company has the right under the Alliance Capital Option Agreement to deduct from any payment to be made to an optionee, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to the Alliance Capital Option Agreement, payment by the optionee of any federal, state or local taxes required by law to be withheld. An optionee may generally satisfy such withholding obligation by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned.

     The Alliance Capital Option Agreement is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Alliance Capital Option Agreement is not, nor is it intended to be, qualified under Section 401(a) of the Code.

     Approval of the Alliance Capital Option Agreement requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.



Item 7.  Amendment to Articles of Incorporation

     The Company's Articles of Incorporation, as amended (the "Articles"), currently authorize the issuance of up to 10,000,000 shares of Common Stock and 2,502,000 shares of preferred stock, of which 2,000 shares are designated Class A Preferred Stock and 2,500,000 shares are designated Class B Preferred Stock. Of the Class B Preferred Stock, 1,000 shares of Series 1 Class B Preferred Stock may be issued.

     The Board of Directors of the Company has approved, subject to shareholder approval, an amendment (the "Amendment") to the Articles to (i) increase the number of authorized shares of Common Stock to 25,000,000, (ii) increase the number of authorized shares of preferred stock to 2,505,000, and (iii) increase the number of shares of Series 1 Class B Preferred Stock that may be issued to 2,500. The additional authorized shares of Common Stock, Class A Preferred Stock and Series 1 Class B Preferred Stock if and when issued, would have the same rights and privileges, respectively, as the shares of Common Stock, Class A Preferred Stock and Series 1 Class B Preferred Stock previously authorized. A copy of the proposed amendment to the Restated Articles is set forth in Appendix F.

     As of November 8, 2002, there were 3,756,962 shares of Common Stock outstanding, 2,000 shares of Class A Preferred Stock outstanding and 1,000 shares of Series 1 Class B Preferred Stock outstanding.

     The additional shares authorized by the Amendment could be issued at the direction of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in the Company's business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. The holders of shares do not presently have preemptive rights to subscribe for any of the Company's securities and holders of shares will not have any such rights to subscribe for the additional shares proposed to be authorized. Any future issuances of authorized shares may be authorized by the Board of Directors without further action by the shareholders.

     Although the Board of Directors will issue shares only when required or when the Board considers such issuance to be in the best interests of the Company, the issuance of additional shares may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of shareholders. Furthermore, since Florida law requires the vote of a majority of shares of each class of stock in order to approve certain mergers and reorganizations, the proposed amendment could permit the Board to issue shares to persons supportive of management's position. Such persons might then be in a position to vote to prevent a proposed business combination which is deemed unacceptable to the Board, although perceived to be desirable by some shareholders, including, potentially, a majority of shareholders. This could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law, and could enhance the ability of Directors of the Company to retain their positions. Additionally, the presence of such additional authorized but unissued shares of stock could discourage unsolicited business combination transactions which might otherwise be desirable to shareholders.

     Except for outstanding options under the 1993 Plan, outstanding options held by Samuel Nyer and Alliance Capital Resources, Inc., and proposed options under the 2002 Plan, the Board of Directors has no current plans to issue additional shares of Common Stock or preferred stock. However, the Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of shareholders to provide the advantage of greater flexibility which will result from the Amendment.

     Approval of the Amendment to the Articles requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.

Item 8.  Appointment of Auditors

     Sweeney, Gates & Co., independent public accountants, are the Company's independent auditors and have been selected by the Board to act as auditors for the fiscal year ended June 30, 2003 subject to shareholder approval.


Fees paid to Independent Auditors

     Our independent auditors, for our most recent fiscal years, were Sweeney, Gates & Co. We expect a representative of our independent auditors to be present at the annual meeting to answer appropriate questions. The following table shows the fees paid or accrued by us for the audit and other services provided by Sweeney, Gates & Co. for fiscal year ended June 30, 2002.


                                    06/30/02
                                      --------

Audit Fees                            $129,135
                                      --------
Financial Information Systems
   Design and Implementation Fees            -
                                      --------
All Other Fees                          31,408
                                      --------
Total                                 $160,542
                                      ========

     Audit services of Sweeney, Gates & Co. for the year ended June 30, 2002, consisted of the examination of the Company's consolidated financial statements and quarterly review of the financial statements. The Audit Committee of the Board considers the provision of services for which the fees included above under "All Other Fees" were billed to be compatible with maintaining Sweeney, Gates & Co.'s independence.

     Shareholder ratification of the selection of Sweeney, Gates & Co. as the Company's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Sweeney, Gates & Co. to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

     Ratification of the appointment of Sweeney, Gates & Co. as the Company's independent auditors for fiscal 2003 will require the affirmative vote of at least a majority of the shares entitled to vote at the Annual Meeting.

Item 9.  Other Matters

     The Board has no knowledge of any other matters, which may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

     If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, the Company will cancel the proxy.

Shareholders' Proposals

     Any shareholder of the Company, who wishes to present a proposal to be considered at the 2003 Annual Meeting of the shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such Annual Meeting, must deliver such proposal in writing to the Company no later than June 30, 2003.

     The Company will furnish, without charge to any shareholder submitting a written request a copy of the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission including financial statements and schedules thereto. Such written request should be directed to Karen L. Wright, P.O. Box 1328, Bangor, Maine, 04402-1328.

                                     By Order of the Board of Directors
                                       /s/  Karen L. Wright
                                            ---------------
                                            Karen L. Wright,
                                            Assistant Secretary

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                            NYER MEDICAL GROUP, INC.
           FOR THE ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 6, 2002

     The undersigned hereby appoints Samuel Nyer and Karen L. Wright as my proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of Nyer Medical Group, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Company to be held at Courtyard by Marriott, Fort Lauderdale East, 5001 North Federal Highway, Ft. Lauderdale, Florida on December 6, 2002 at 10:00 a.m., and at any adjournment thereof, upon such business as may properly come before the Annual Meeting, including the items set forth below:

     Each share of common stock outstanding on the record date of November 8, 2002, is entitled to one vote on all proposals.

1. I hereby elect the following individuals to serve on the board of directors of the Company for a three-year term until the Company's Annual Meeting for 2005:
         Name                       Yes             No
         -----                      ---             --
   Samuel Nyer                      |_|             |_|
   Donald C. Lewis, Jr.             |_|             |_|

2. I hereby ratify the amendment to the 1993 Stock Option Plan.

              Yes |_|          No |_|                   Abstain |_|

3. I hereby ratify the establishment of the 2002 Stock Option Plan.

              Yes |_|          No |_|                   Abstain |_|

4. I hereby ratify the stock option grants to certain persons who were previously granted stock options.

              Yes |_|          No |_|                   Abstain |_|

5. I hereby ratify the Stock Option Agreement with Samuel Nyer.

              Yes |_|          No |_|                   Abstain |_|

6. I hereby ratify the Stock Option Agreement with Alliance Capital Resources

              Yes |_|          No |_|                   Abstain |_|

7. I hereby ratify the amendment to the Articles of Incorporation.

              Yes |_|          No |_|                   Abstain |_|

8. I hereby ratify the appointment of Sweeney, Gates & Co. as independent auditors for the fiscal year ended June 30, 2003.

              Yes |_|          No |_|                   Abstain |_|

9. I hereby authorize the transaction of any other lawful business that may properly come before the Annual Meeting of shareholders.
              Yes |_| No |_| Abstain |_| NOTE: Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the Annual Meeting. If no direction is indicated, this proxy will be voted as recommended by the board of directors for all proposals.

Dated: ____________, 2002   ____________________________________
                            Signature of Shareholder
---------------------
                            ------------------------------------
Number of Shares Owned              Typed or Printed Name of Shareholder

Appendix A - Third Amendment to the
             NYER MEDICAL GROUP 1993 STOCK OPTION PLAN



                                 THIRD AMENDMENT

                            TO THE NYER MEDICAL GROUP
                             1993 STOCK OPTION PLAN


   Whereas, the Nyer Medical Group, Inc. (the "Company) adopted the 1993 Stock Option Plan, effective July 21, 1993 (the "1993 Plan");

                  Whereas, the Company desires to amend certain provisions of the 1993 Plan, with retroactive effect to the effective date of the plan;

                  Whereas, the Company desires to no longer grant options under the 1993 Plan as of the date of the effectiveness of the 2002 Stock Option Plan.

                  The 1993 Plan is therefore amended as follows:

1. Paragraph 1(c) is amended to read: "directors of the Company with the opportunities to purchase stock in the Company pursuant to options granted hereunder ("Non-Discretionary Options")."

2. The second sentence of Paragraph 4 is amended to read: "The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 1,000,000, subject to adjustment as provided in Paragraph 13."

3. The first sentence of Paragraph 5 shall be amended to read: "Options may be granted under the Plan at any time during the period commencing July 21, 1993 and ending on the date of the effectiveness of the 2002 Stock Option Plan."

4. Except as amended hereby, the 1993 Plan shall continue in effect in accordance with its terms.

Appendix B - NYER MEDICAL GROUP, INC.
             1993 STOCK OPTION PLAN



                            NYER MEDICAL GROUP, INC.

                             1993 STOCK OPTION PLAN


     1. Purpose and Eligibility. This 1993 Stock Option Plan (the "Plan") is intended to advance the interests of Nyer Medical Group, Inc. (the "Company") and its Related Corporations as defined below by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers and directors by creating incentives and rewards for their contributions to the success of the Company. This Plan will provide to: (a) officers and other employees of the Company and its Related Corporations opportunities to purchase common stock (the "Common Stock") in the Company pursuant to options granted hereunder which qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) directors, officers, employees and consultants of the Company and Related Corporations opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Options"); and (c) directors of the Company and Related Corporations who are not officers or employees of the Company or Related Corporations with the opportunities to purchase stock in the Company pursuant to options granted hereunder ("Non-Discretionary Options"). ISOs, Non-Qualified Options and Non-Discretionary Options are referred to hereafter as "Options".

     For purposes of the Plan, the term "Related Corporations" shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

     2. Administration of the Plan.

     a. The Plan shall be administered by the board of directors of the Company (the "Board"). The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"). The Committee shall consist of not fewer than two members. Each of the members must be a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members. Subject to ratification of each of the Options by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Paragraph 3 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted; (ii) determine the time or times at which Options may be granted; (iii) determine the exercise price of shares subject to each Option which price for any ISO shall not be less than the minimum price specified in Paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Paragraph 7) the time or times when each Option, except for non-discretionary Options, shall become exercisable, the duration of the exercise period and when each Option shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Option shall be final, binding and conclusive unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

     No members of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. No member of the Committee or the Board shall be liable for any act or omission of any other member of the Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

     b. The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

     c. Options may be granted to members of the Board, whether such grants of Options are in their capacity as directors, officers or consultants, but no discretionary Options shall be granted to any person who is, at the time of the proposed grant of Option, a member of the Board unless such grant of Option has been approved as provided in paragraph 2d. All grants of Options to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for grants of Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself of discretionary Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Options.

     d. Notwithstanding any other provision of Paragraph 2, any discretionary grants to a person who is a member of the Board shall be made only by the Board; provided, however, that if a majority of the Board is eligible to participate in the Plan or in any other stock option or other stock plan of the Company or any of its Related Corporations, or has been so eligible at any time within the preceding year, any grant to directors of Options must be made by, or only in accordance with the recommendation of, a Committee consisting of two or more persons, who shall be directors of the Company, appointed by the Board but having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. The requirements imposed by this subparagraph 2d shall also apply with respect to grants to officers who are also directors. Once appointed such Committee shall continue to serve until otherwise directed by the Board.

     e. In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Options under it, each member of the Board and of the Committee shall be entitled without further act on his part to indemnification from the Company pursuant to Florida law. Section 607.0850 of the Florida Business Corporation Act (the "FBCA"), grants to a corporation the power to indemnify its officers and directors for all reasonable expenses incurred by such individuals in connection with the defense or settlement of an action. Even if there is a finding of liability the Court can award indemnification if it finds that the officer and/or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Unless ordered by the Court, this determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding; (2) if such quorum is not obtainable, or, even if obtainable, by a majority vote of a committee duly designated by the board of directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding; (3) by independent legal counsel selected by the board of directors described in (1) above or the committee described in (2) above or if a quorum of directors for (1) above cannot be obtained and the committee in (2) above cannot be designated, selected by a majority vote of the full board of directors (in which directors who are parties may participate); or by a majority vote of the shareholders of a quorum consisting of shareholders who were not parties to such proceeding, or if such quorum is not obtainable, by a majority vote of shareholders who were no parties to such proceeding.

     However, if such individual has been adjudged liable to the corporation, he will not be entitled to indemnification without court approval. The FBCA also contains provisions allowing the advancement of expenses under certain circumstances.

     The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise. The indemnification provided by this Section 2e shall only be made after the requirements of Section 607.0850 of the FBCA has been complied with or as required by the Company's bylaws as amended except that the Company may, in its discretion, pay for or reimburse reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding in accordance with the provisions of Section 607.0805(6)(7) of the FBCA.

     3. Eligible Employees and Others.

     a. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option. Granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in any other grant of Options.

     b. All directors of the Company who are not employees of the Company or Related Corporations shall automatically receive grants of 12,000 Non-Discretionary Options (i) at the time this Plan is adopted by the Board;
(ii) upon election or appointment to the Board if not a member of the Board at the time this Plan is adopted by the Board; and (iii) upon election to the Board after all Options previously granted have vested. In addition, if on June 30 or December 31 of a given year, such person is still serving as a member of the Board, he shall receive a grant of 2,000 shares of Common Stock on such date, which 2,000 shares shall be adjusted pro-rata at the time of election of the Board based upon the number of days from the date of the 2,000 share grant divided by the number of days in such six-month period at which the shareholder meeting is held.

     (1) The exercise price of the Options shall be the fair market value on the date of grant as defined by Paragraph 6.

     (2) The Options shall vest in equal increments of 2,000 Options per director on June 30 and December 31 of each year, provided that the director is still serving as a director of the Company. To the extent that any Options which have not been exercised do not vest, the Options shall lapse and no longer be exercisable.

     c. The Options shall be exercisable for a period of 10 years from the date of grant, except where a shorter period is required by the Code for certain ISOs.

     4. Stock. The stock subject to Options shall be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 150,000, subject to adjustment as provided in Paragraph
13. Any such shares may be issued as ISOs, Non-Qualified Options or Non-Discretionary Options so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to evidence of Options, such shares shall again be available for grants of Options under the Plan.

     5. Granting of Options. Options may be granted under the Plan at any time on and after July 20, 1993; provided, however, that no ISO shall be granted more than 10 years after the effective date of this Plan. The date of grant of an Option under the Plan will be the date of grant by the Committee unless otherwise specified at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Paragraph 16.

     6. ISO Minimum Option Price and Other Limitations.

     a. The exercise price per share specified in the stock option agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

     b. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

     c. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean:

     (1) the closing price of the Company's shares appearing on a national securities exchange if such shares are listed on such an exchange or if not listed, appearing on the National Association of Securities Dealers Automated Quotation System ("NASDAQ");

     (2) if the Company's shares are not listed on NASDAQ, then the average bid and asked price for its shares as listed on the National Association of Securities Dealers, Inc.'s Electronic Bulletin Board (the "Bulletin Board"); or

     (3) if the Company's shares are not listed on the Bulletin Board, then the average bid and asked price for the Company's shares as listed in the National Quotation Bureau's pink sheets; or

     (4) if there are no listed bid and asked prices published in the pink sheets, then the fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company's shares.

     7. Duration of Options. Subject to earlier termination as provided in Paragraphs 9 and 10, each Option shall expire on the date specified in the original instrument granting such Option, (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Paragraph 16); provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs granted to all employees and Rule 16b-3 of the Exchange Act with regard to all Options granted to executive officers, directors and 10% shareholders of the Company.

     8. Exercise of Options. Subject to the provisions of Paragraphs 3b and 9 through 13, each Option granted under the Plan shall be exercisable as follows:

     a. The Options shall either be fully exercisable from the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

     b. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

     c. Each Option or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

     d. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code as described in Paragraph 6b. The date of exercise of all Options shall accelerate in the event of any of the following: (i) the Company is to merge or consolidate with or into any other corporation or entity except a transaction where the Company is the surviving corporation or a change of domicile merger or similar transaction exempt from registration under the Securities Act of 1933 (the "Act"), (ii) the sale of all or substantially all of the Company's assets, (iii) the sale of at least 90% of the outstanding Common Stock of the Company to a third party (subparagraphs (i), (ii) and (iii) collectively referred to as an "Acquisition"); or (iv) the Company is dissolved. Upon a minimum of 20 days' prior written notice to the optionees, the exercisability of such Options shall commence two business days prior to the earlier of the scheduled closing of an Acquisition or proposed dissolution or the actual closing of an Acquisition or proposed dissolution.

     e. All Options shall be subject to any vesting requirements imposed by the Committee. In the event of an Acquisition or dissolution of the Company, all unvested Options shall immediately vest two business days prior to the earlier of the scheduled closing of the Acquisition or proposed dissolution or the actual closing of the Acquisition or proposed dissolution and a minimum of 20 days' notice of such vesting shall be given to the holders of such Options.

     9. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Paragraph 10, no further installments of his ISOs shall become exercisable or vest, and his ISOs shall terminate on the day three months after the day of the termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Company's Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

     10. Death or Disability. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any ISO:

     a. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or three months from the date of the optionee's death.

     b. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment to the extent of the number of shares with respect to which he could on the earlier of the ISO's specified expiration date or one year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.


     11. Assignability. No Option granted to an executive officer or director of the Company or beneficial owner of 10% or more of the Company's equity securities registered pursuant to Section 12 of the Exchange Act and no ISO shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution and during the lifetime of the grantee each Option shall be exercisable only by him, his guardian or legal representative.

     12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

     a. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     b. If the Company is to be consolidated with or acquired by another entity pursuant to an Acquisition, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, as to outstanding Options not exercised pursuant to Paragraph 8, either
(i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options over the exercise price thereof.

     c. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph b above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

     d. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs a., b. or c. with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

     e. Except as expressly provided herein, no issuance by the Company of shares of Common Stock of any class or securities convertible into shares of Common Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

     f. No fractional share shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

     g. Upon the happening of any of the foregoing events described in subparagraphs a., b. or c. above, the class and aggregate number of shares set forth in Paragraph 13 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this Paragraph 13 and, subject to Paragraph 2, its determination shall be conclusive. If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs a., b. or c. above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

     14. Means of Exercising Options.

     a. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase or exercise price therefor either (i) in United States dollars in cash; (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option; (iii) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code, or (iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     b. Each notice of exercise shall, unless the Option shares are covered by a then current registration statement under the Act, contain the optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the optionee has been advised and understands that
(1) the Option shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the Option shares under the Act or to take any action which would make available to the optionee any exemption from such registration, and (iii) such Option shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event has occurred.

     15. Term and Amendment of Plan. This Plan was adopted by the Board on July 21, 1993 and if not approved by the holders of at least a majority of all shares present in person and by proxy and entitled to vote therein at a meeting of the shareholders of the Company within 12 months from the date of the Plan's adoption by the Board, no ISOs may be granted pursuant to the Plan. Nor shall the Plan in such event conform to Rule 16b-3 promulgated under the Exchange Act. This Plan shall have no expiration date; provided, however, that no ISOs shall be granted more than 10 years after the Plan's effective date. The Board may terminate or amend the Plan in any respect at any time. However, if approved by the shareholders on or before July 21, 1994, approval of the shareholders must be obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) increase of the total number of shares that may be issued under the Plan (except by adjustment pursuant to Paragraph 13); (b) modification of the provisions of Paragraph 3 regarding eligibility for grants of ISOs; and (c) any other act requiring shareholder approval under Rule 16b-3 (or successor rule) promulgated under the Exchange Act. Except as provided herein or as specified in the original instrument granting such Option, no action of the Board or shareholders may alter or impair the rights of a grantee, without his consent, under any Option previously granted to him.

     16. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     17. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     18. Governmental Regulations. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     19. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Paragraph 21) the Company, in accordance with Section 3402(a) of the Code may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. The Committee, in its discretion, may condition the exercise of an Option on the payment of such withholding taxes.

         To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any Option, the optionee shall have the right to elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by the Option exercise. The number of shares to be delivered to or withheld by the Company times the fair market value of such shares shall equal the cash required to be withheld. To the extent that the participant elects to either deliver or have withheld shares of the Company's Common Stock, the Board, or the Committee, may require him to make such election only during certain period of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Exchange Act or to meet certain Code requirements.

     20. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     21. Continued Employment. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the optionee in the employ of the Company or a Related Corporation, as a member of the Company's board of directors or in any other capacity, whichever the case may be.

     22. Bonuses or Loans to Exercise Options. If requested by any person to whom a grant of an Option has been made, the Company or any Related Corporation may, in its sole discretion, loan such person or guarantee a bank loan to such person for the purpose of paying for the shares of the Common Stock. If requested by any person to whom a grant of an Option has been made, the Company or any Related Corporation may, in its sole discretion, loan such person, guarantee a bank loan to such person, or pay such person additional compensation equal to the amount of money necessary to pay the federal income taxes incurred as a result of the grant or the exercise of the Option, assuming that such person is in the maximum federal income tax bracket six months from the time of grant or exercise and assuming that such person has no deductions which would reduce the amount of such tax owed. The tax loan shall be made or tax offset bonus paid on or after April 15th of the year following the year in which the amount of tax is determined, and any loan shall be made on such terms as the Company or lending bank determines.

     23. Limitations on Sale of Shares. Any shares of the Company's Common Stock acquired pursuant to an Option under this Plan as set forth herein cannot be sold for at least six months from the date of the grant, except in case of death or disability. Nothing in this Paragraph 23 shall be deemed to reduce the holding period set forth under the applicable securities laws.

     24. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Florida. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                               EXHIBIT 4.1


                     AMENDMENT TO THE 1993 STOCK OPTION PLAN
                           OF NYER MEDICAL GROUP, INC.



     Paragraph 4 is hereby deleted and replaced with the following:

     4. Stock. The stock subject to Options, shall be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 275,000, subject to adjustment as provided in Paragraph 13. Any such shares may be issued as ISOs, Non-Qualified Options or Non-Discretionary Options, so long as the number of shares so issued does exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to evidence of Options, such shares shall again be available for grants of Options under the Plan.

                                    EXHIBIT A



                 SECOND AMENDMENT TO THE 1993 STOCK OPTION PLAN
                           OF NYER MEDICAL GROUP, INC.

         Paragraph 3b. is hereby deleted and replaced with the following:

         3. Eligible Employees and Others.
             -----------------------------


         b. All directors of the Company shall automatically receive grants of 4,000 Non--Discretionary Options if elected or appointed by the Board to a one year term; (ii) 8,000 Non-Discretionary Options upon election or appointment to the Board for a two year term; and (iii) 12,000 Non-Discretionary Options upon election or appointment to the Board for a three year term subject to vesting of all Non-Discretionary Options previously granted. Provided, however, if at the time of appointment or election a director holds unvested Options, the grant shall be deferred until the date of final vesting.

 (1) The exercise price of the Options shall be the fair market value on the date of grant as defined by Paragraph 6.

 (2) The Options shall vest in equal increments of 2,000 Options per director on June 30 and December 31 of each year, provided that the director is still serving as a director of the Company. To the extent that any Options which have not been exercised do not vest, the Options shall lapse and no longer be exercisable.









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




Appendix C- NYER MEDICAL GROUP, INC. 2002 STOCK OPTION PLAN

                             NYER MEDICAL GROUP, INC.

                             2002 STOCK OPTION PLAN

                                TABLE OF CONTENTS



ARTICLE 1      ESTABLISHMENT AND PURPOSES                              1
         1.1      Establishment and Effective Date                     1
         1.2      Purposes                                             1
         1.3      References to Law                                    1


ARTICLE 2     AWARDS                                                   1
         2.1     Form of Awards                                        1
         2.2     Maximum Shares Available; Maximum Annual Awards       1
         2.3     Return of Prior Awards                                1


ARTICLE 3      ADMINISTRATION                                          1
         3.1      Committee                                            1
         3.2      Powers of the Committee                              2
         3.3      Delegation                                           2
         3.4      Interpretations                                      2
         3.5      Liability; Indemnification                           2


ARTICLE 4      ELIGIBILITY                                             2


ARTICLE 5      STOCK OPTIONS                                           2
         5.1      Grant of Options, Option Term                        2
         5.2      Designation as Non-Qualified Stock Option or
                  Incentive Stock Option                               2
         5.3      Automatic Stock Options                              3
         5.4      Exercise Price                                       3
         5.5      Exercise and Payment                                 3
         5.6      Vesting                                              3
         5.7      No Rights as a Stockholder                           3
         5.8      Incentive Stock Options                              4
         5.9      Notice to Company of ISO Disqualifying Disposition   4
         5.10     Conversion of Incentive Stock Options                4


ARTICLE 6      NONTRANSFERABILITY OF OPTIONS                           4


ARTICLE 7      EFFECT OF TERMINATION OF EMPLOYMENT,  DISABILITY, RETIREMENT OR
                  DEATH                                                4
         7.1      General Rule                                         4
         7.2      Disability or Retirement                             5
         7.3      Death                                                5
         7.4      Termination of Automatic Stock Options               5
         7.5      Termination of Unvested Options                      5

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


ARTICLE 8     ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.          5
         8.1     Adjustments                                           5
         8.2     Stock-Dividends and Stock Splits                      5
         8.3     Consolidation, Acquisition or Merger                  5
         8.4     Recapitalization or Reorganization                    6
         8.5     Dissolution or Liquidation                            6
         8.6     Modification of ISO's                                 6
         8.7     Issuances of Securities                               6
         8.8     Adjustments                                           6
         8.9     Lock-Up Agreement                                     6


ARTICLE 9     TERM; AMENDMENT AND TERMINATION                          6


ARTICLE 10    WRITTEN AGREEMENT                                        7


ARTICLE 11    MISCELLANEOUS PROVISIONS                                 7
         11.1    Tax Withholding                                       7
         11.2    Securities Laws                                       7
         11.3    Compliance with Section 16(b)                         7
         11.4    Successors                                            7
         11.5    General Creditor Status                               7
         11.6    No Right to Employment                                7
         11.7    Notices                                               8
         11.8    Severability                                          8
         11.9    Governing Law                                         8




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


ARTICLE 1   ESTABLISHMENT AND PURPOSES

1.1 Establishment and Effective Date

                  Nyer Medical Group, Inc., a Florida corporation (the "Corporation"), hereby establishes a stock option plan to be known as the "Nyer Medical Group, Inc. 2002 Stock Option Plan" (the "Plan"). The Plan shall become effective as of , 2002, subject to the approval of the stockholders of the Corporation within twelve (12) months from such effective date. Upon approval of the Plan by the Board of Directors of the Corporation (the "Board"), awards may be made through the agency of the committee appointed by the Board under Article 3 of the Plan (the "Committee"). In the event that such stockholder approval is not obtained within such 12-month period, any awards made hereunder shall be canceled and all rights of optionees hereunder ("Optionees") with respect to such awards shall thereupon automatically cease.

1.2  Purposes
                  The purposes of the Plan are (i) to encourage and enable employees, consultants and directors (subject to such requirements as may be prescribed by the Committee) of the Corporation, its subsidiaries and its affiliates to acquire a proprietary interest in the growth and performance of the Corporation, (ii) to generate an increased incentive for key employees, consultants and directors to contribute to the Corporation's future success and prosperity (as well as the success and prosperity of its subsidiaries and affiliates), thus enhancing the value of the Corporation for the benefit of its stockholders, and (iii) to enhance the ability of the Corporation, its subsidiaries and its affiliates to attract and retain key employees, consultants and directors who are essential to the progress, growth and profitability of the Corporation, its subsidiaries and its affiliates, in each case through the ownership of the Corporation's common stock ("Common Stock"), and rights relating to the Common Stock.


1.3  References to Law

                  References to specific provisions of law shall be deemed to include references to amendments or supplements thereto or subsequent provisions of law of similar import.

ARTICLE 2  AWARDS

     2.1  Form of Awards

                  Awards under the Plan may be granted any combination of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the terms of Article 4 and Sections 5.4 and 5.8 of this Plan;
(ii) non-qualified stock options ("Non-Qualified Stock Options"), and (iii) Non-Qualified Stock Options that are automatic stock options ("Automatic Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include Incentive Stock Options, Non-Qualified Stock Options, and Automatic Stock Options).

     2.2  Maximum Shares Available; Maximum Annual Awards

                  The maximum aggregate number of shares of Common Stock available for award under the Plan (pursuant to the granting of Options) is 3,000,000 subject to adjustment pursuant to Article 8 hereof. The maximum aggregate number of shares of Common Stock that may be awarded under the Plan


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

(pursuant to the granting of Options) to any individual during any calendar year is 1,000,000 shares, subject to the limitations of Section 5.7 as to Incentive Stock Options and also subject to adjustment pursuant to Article 8 hereof. Shares of Common Stock issued under the Plan (pursuant to the granting of Options) may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that any Option granted under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, then the shares underlying such unexercised Option shall be available for subsequent awards under the Plan upon such terms and conditions as the Committee may determine.

     2.3  Return of Prior Awards

                  As a condition to any subsequent award to an Optionee under the Plan, the Committee shall have the right, in its sole discretion, to require the Optionee to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.

ARTICLE 3  ADMINISTRATION

     3.1  Committee

                  Awards of Options shall be determined, and the Plan shall be administered by, the Committee established hereunder. The Committee shall be appointed from time to time by the Board and shall serve at the pleasure of the Board. So long as the Corporation has outstanding a class of equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Corporation shall endeavor to grant, designate and amend any Options hereunder only through a Committee consisting solely of two or more persons each of whom shall qualify as (i) a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3 ("Rule 16b-3") promulgated under the 1934 Act and (ii) an "Outside Director", within the meaning of Section 162(m) of the Code; provided, however, that any actions taken by the Committee in circumstances in which the members of the Committee do not qualify as Non-Employee Directors and Outside Directors shall nonetheless constitute valid actions by such Committee, and provided, further, however, that if at any time a Committee shall not have been appointed or shall have fewer than two members, the powers of the Committee shall be exercised by the full Board. In order to comply with the provisions of Rule 16b-3, the full Board may ratify and approve any actions taken by the Committee in such circumstances as the Board shall deem appropriate

     3.2  Powers of the Committee

                  Subject to the express provisions of the Plan, the Committee shall have the power and authority: (i) to grant Options and to determine the exercise price of the shares of Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option, the time or times at which each Option shall become exercisable and the duration of the exercise period applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-Qualified Stock Options; (iii) to determine the employees, consultants and directors to whom, and the time or times at which, Options shall be granted or made, and (iv) to take all other actions contemplated to be taken by the Committee under the Plan, including, but not limited to, interpreting the Plan and authorizing any written agreement to relay an award made hereunder, as well as any amendment to such written agreement.

     3.3  Delegation

                  The Committee may delegate to one or more of its respective members or to any other person or persons such ministerial duties hereunder as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder to any person who is not both a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3, and an "Outside Director", within the meaning of Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled reasonably to rely upon the advice opinions or valuations of any such advisors.

     3.4  Interpretations

                  The Committee shall have discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations, which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all Optionees and all other interested persons.

     3.5  Liability; Indemnification

                  No member of the Board or the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder.

                  In addition to such other rights of indemnification as he or she may have as a member of the Board, and with respect to administration of the Plan and the granting of Options under it, each member of the Board and of the Committee shall be entitled without further act on his or her part to advancement of expenses and indemnification from the Corporation pursuant to Florida law, including to the full extent provided by Section 607.0850 of the Florida Business Corporation Act (the "FBCA").

                  The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise.

ARTICLE 4  ELIGIBILITY

                  Awards may be made to any employee, consultant or director of the Corporation or any of its subsidiaries or affiliates (subject to such requirements as may be prescribed by the Committee). In determining the employees, consultants and directors to whom awards shall be granted and the number of shares of Common Stock to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees, consultants and directors, their present and potential contributions to the success of the Corporation, its subsidiaries and its affiliates, and such other factors as the Committee in its sole discretion shall deem relevant. Notwithstanding the foregoing, only employees of the Corporation and any "Subsidiary Corporation" of the Corporation (as such term is defined in Section 424(f) of the Code) shall be eligible to receive Incentive Stock Options.

ARTICLE 5  STOCK OPTIONS

     5.1  Grant of Options, Option Term


            Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives as the Committee shall from time to time determine and any vesting standards established pursuant to Section 5.6. The Options shall be exercisable for a period of no more 10 years from the date of grant, except where a shorter period is required for Incentive Stock Options or in the written Option Agreement required pursuant to Article 10 hereof , subject in any event to earlier termination as provided in Article 7.

     5.2  Designation as Non-Qualified Stock Option or Incentive Stock Option

                  In connection with any grant of Options, the Committee shall designate in the written agreement required pursuant to Article 10 hereof whether the Options granted shall be Incentive Stock Options or Non-Qualified Stock Options, and the number of shares of Common Stock of each. In the absence of such designation, any Option granted hereunder shall be a Non-Qualified Stock Option.

     5.3  Automatic Stock Options

                  All directors of the Corporation shall automatically receive grants of (i) 4,000 Automatic Stock Options upon election or appointment to the Board for a one year term; (ii) 8,000 Automatic Stock Options upon election or appointment to the Board for a two year term; and (iii) 12,000 Automatic Stock Options upon election or appointment to the Board for a three year term. The Corporation's Chief Financial Officer (if not a director of the Corporation) shall receive a grant of 12,000 Automatic Stock Options on October 1, 2004, and shall receive an additional 12,000 Automatic Stock Options upon (i) the vesting in full of such grant and (ii) the vesting in full of each such subsequent grant. All Automatic Stock Options shall vest as provided in Section 5.6 hereof.

     5.4  Exercise Price

                  The exercise price per share of Common Stock under each Incentive Stock Option and Automatic Stock Option shall be not less than the Market Price (as hereinafter defined) of the Common Stock on the date such Option is granted. The Committee shall determine the exercise price per share of Common Stock under each Non-Qualified Stock Option. In the case of an Incentive Stock Option granted to an Optionee owning (actually or constructively under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the exercise price shall not be less than 110% of the Market Price of the Common Stock on the date of grant. "Market Price" shall mean the per share value of the Common Stock and shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or the Nasdaq SmallCap Market (collectively, "Nasdaq") the Market Price on any day shall be, in the sole discretion of the Committee, either (x) the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day or
(y) the closing price reported on the consolidated trading listing for such day;
(ii) if the Common Stock is quoted on the OTC Bulletin Board, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on Nasdaq or listed on the OTC Bulletin Board, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, LLC (the "NQB") for such day; or (iv) if the Common Stock is not listed on a national stock exchange, quoted on Nasdaq, quoted on the OTC Bulletin Board or reported on by the NQB, the Market Price on any day shall be the fair market value of one share of Common Stock on such day as determined by the Committee. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

     5.5  Exercise and Payment

                  Options may be exercised in whole or in part (but not for any fractional shares of Common Stock). Shares of Common Stock purchased upon the exercise of Options shall be paid for at the time of purchase. Such payment may be made as follows (or by any combination of the following), in the sole discretion of the Committee: (i) in United States currency by delivery of a certified check, bank draft or postal or express money order payable to the order of the Corporation, (ii) by surrender of a number of Mature Shares (as defined below) of Common Stock held by the Optionee exercising the Option equal to the quotient obtained by dividing (A) the aggregate exercise price payable with respect to the Options then being exercised by (B) the Market Price on the date of exercise, (iii) if the Corporation has established a program for the cashless exercise of Options through a broker or other similar arrangements or programs, then in accordance with the terms and conditions of such programs and arrangements, (iv) other property acceptable to the Committee or (v) a loan of money to an Optionee, the proceeds of which shall be used by the Optionee to exercise all or a portion of the Options granted hereunder. If a loan is made by the Corporation to the Optionee as contemplated in (v) above, the Optionee shall execute a promissory note evidencing such loan and such note shall (I) provide for full recourse to the maker, (II) bear interest at a rate no less than the applicable Federal rate (within the meaning of Section 1274 of the Code), and
(III) contain such other terms as the Committee in its sole discretion shall determine, including securing the loan by a pledge of the shares of Common Stock issued upon exercise of the Option. Upon receipt of a notice of exercise and payment in accordance with the procedures set forth above, the Corporation or its agent shall deliver to the persons exercising the Option(s) (or his or her designee) a certificate for such Shares. "Mature Shares" means shares of Common Stock owned by the Optionee for a period of at least six consecutive months prior to the exercise of the Option(s) in question.

     5.6  Vesting

            Except for Automatic Stock Options, the time or times at which Options granted to Optionees shall vest shall be set forth in the Agreement provided for in Section 10 hereof. Automatic Stock Options granted to any Optionee under Section 5.3 hereof shall vest and become exercisable as to 2,000 shares on June 30 and December 31 of each year following the grant of the Automatic Stock Option, provided that the Optionee is still serving as a director or officer of the Company on such date.

     5.7  No Rights as a Stockholder

                  A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate representing such shares is issued to such recipient. Except as otherwise expressly provided in the Plan or by the Committee, no adjustment shall be made for cash dividends or other rights for which the record date shall be prior to the date such stock certificate is issued.

     5.8  Incentive Stock Options

                  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder and the Plan shall be interpreted accordingly. The aggregate Market Price (determined at the time of grant of the Incentive Stock Option) of the Common Stock with respect to which the Incentive Stock Options become exercisable for the first time by an Optionee in any calendar year (under all plans of the Corporation and its subsidiaries (as defined in Section 424(f) of the Code) shall not exceed $100,000. Any Options grants that exceed such amount shall be treated as Non-Qualified Options. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the effective date of the Plan, nor shall any Incentive Stock Option be exercisable after the expiration of ten (10) years from the date such Option is granted, or 5 years from the date the Option is granted in the case of a 10% Stockholder (as defined in Section 5.4).

     5.9  Notice to Company of ISO Disqualifying Disposition

                  A condition of receiving an Incentive Stock Option any Employee who receives an Incentive Stock Option shall agree to notify the Company in writing immediately upon making a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. A "Disqualifying Disposition" is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date the Employee was granted the Incentive Stock Option or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. No notification of a Disqualifying Disposition shall be required after the death of an Optionee.

     5.10  Conversion of Incentive Stock Options

                  The Committee, at the written request of any Optionee, may, in its discretion, take such actions as may be necessary to convert such Optionee's Incentive Stock Options (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Stock Options at any time prior to the expiration of such Incentive Stock Options. At the time of such conversion, the Committee may impose such conditions on the exercise of the resulting Non-Qualified Stock Options, consistent with this Plan, as the Committee in its discretion may determine. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's Incentive Stock Options converted into Non-Qualified Stock Options.

ARTICLE 6  NONTRANSFERABILITY OF OPTIONS

                  No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided herein or by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. The Committee may, in its sole discretion, cause the written agreement relating to any Non-Qualified Stock Options granted hereunder to provide that the recipient of such Non-Qualified Stock Options may transfer any of such Non-Qualified Stock Options other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause the Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the 1934 Act or which would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive Rules under Section 16 of the 1934 Act or be subject to liability thereunder.

ARTICLE 7  EFFECT OF TERMINATION OF EMPLOYMENT,  DISABILITY, RETIREMENT OR DEATH

     7.1  General Rule

                  Except as to Automatic Stock Options as provided in Section
7.4 below, or as may be expressly provided in a written agreement relating to any Option, in an employment agreement between the Corporation and the Optionee or as otherwise expressly determined by the Committee in its sole discretion, in the event an Optionee ceases to be a employee or consultant of the Corporation or its subsidiaries (a "Terminated Person") for any reason other than Disability, Retirement (as hereinafter defined) or death, any Options held by such Terminated Person on the date on which he or she ceased to be an employee or consultant (the "Termination Date") that were otherwise exercisable on such date shall terminate unless exercised within 180 days following the Termination Date in the case of Non-Qualified Options or within three (3) months following the Termination Date in the case of Incentive Stock Options, but in no event after the expiration of the exercise period of such Options. Except as expressly provided in any written agreement relating to the Options or employment agreement with the Corporation and the Optionee, the Committee may cause any Options to be forfeited upon an Optionee's termination of employment, consultant or director status if the Optionee was terminated or removed for "Cause." Except as otherwise expressly provided in any written agreement relating to the Options or employment agreement with the Corporation (in which case the definition of "Cause" set forth therein shall supersede the definition set forth below), for purposes of this Section 7.1, the term "Cause" shall mean any one (or more) of the following: (i) the Optionee's commission of any fraud or misappropriation or any misconduct which causes demonstrable injury to the Corporation or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary or affiliate. Except in the case of the termination of employment of an Optionee who has entered into a written agreement relating to the Options or employment agreement with the Corporation (in which case the determination shall be made in accordance with the terms of such written agreement), it shall be within the sole discretion of the Committee to determine whether an Optionee's termination of employment was for one of the foregoing reasons, and its decision shall be final and conclusive.

     7.2  Disability or Retirement

                  Except as may be expressly provided otherwise in a written agreement relating to any Options granted under the Plan, in an employment agreement between the Corporation and the Optionee, or as otherwise determined by the Committee in its sole discretion, in the event of a termination of employment or other service arrangement of a Terminated Person due to the Disability (as defined below) or Retirement (as defined below) of such Person, any Options held by such Person on the Termination Date that were otherwise exercisable on such date shall expire unless exercised within the period of 365 days following such date, but in no event after the expiration date of the exercise period of such Options; provided, however, that any Incentive Stock Option of such Terminated Person shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the Termination Date (or within one (1) year of the Termination Date, in the case of an employee whose termination of employment occurs by reason of a Disability). "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. "Retirement" shall mean a termination of employment arrangement with the Corporation or a subsidiary or affiliate with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final, binding and conclusive.

     7.3  Death

                  Except as may be expressly provided in a written agreement relating to the Options, in an employment agreement between the Corporation and an Optionee, or as otherwise expressly determined by the Committee in its sole discretion, in the event of the death of a recipient of Options, any Options held by such Terminated Person at the date of death that were otherwise exercisable on such date shall be exercisable by the beneficiary designated by the Optionee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the Optionee, by the Optionee's personal representatives, heirs or legatees for a period of two (2) years from the date of death, but in no event later than the expiration date of the exercise period of such Options, at which time such Options shall expire.

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

     7.4  Termination of Automatic Stock Options

                  Except as may be expressly provided in a written agreement relating to any Automatic Stock Option, in any written agreement between the Corporation and the Optionee, or as otherwise expressly determined by the Committee in its sole discretion, in the event an Optionee who holds an Automatic Stock Option ceases to serve as a director of the Corporation or to hold the office that entitled him or her to receive Automatic Stock Options under Section 5.3 hereof: (i) all Automatic Stock Options held by such person that are vested and exercisable on the date such person ceases to serve as an officer or director shall terminate unless exercised within two (2) years following the such date, but in no event after the expiration of the exercise period of such Automatic Stock Options; and (ii) all Automatic Stock Options that are not vested and exercisable on the date such person ceases to serve as an officer or director shall terminate as of such date.

     7.5  Termination of Unvested Options

                  All Options, which were not vested and exercisable by a Terminated Person as of the Termination Date of such Terminated Person shall terminate as of such date, except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Committee in its sole discretion. Options shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary or affiliate.

ARTICLE 8  ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

     8.1  Adjustments

                  Upon the occurrence of any of the events described in Article 8, an Optionee's rights with respect to Options shall be adjusted as and to the extent provided hereafter in Article 8, unless otherwise specifically provided in the written agreement between the Optionee and the Corporation relating to such Option.

     8.2  Stock-Dividends and Stock Splits

                  If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Corporation shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the exercise price per share to reflect such subdivision, combination or stock dividend.

     8.3  Consolidation, Acquisition or Merger

                  If the Corporation is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Corporation hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substitution on an equitable basis for the shares then subject to such Options for the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Optionees, provide that all Options must be exercised, to the extent then exercisable (or in the discretion of the Committee or the Successor Board, also provide that all unvested options shall be, or become at the time which the Committee shall determine, either immediately exercisable or immediately terminate), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment or other consideration equal to the excess of the fair market value of the shares of Common Stock subject to such Options (to the extent then exercisable, or in the discretion of the Committee or the Successor Board, whether or not then exercisable) over the exercise price thereof.

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     8.4  Recapitalization or Reorganization

                  In the event of a recapitalization or reorganization of the Corporation (other than a transaction described in subparagraph 8.3 above) pursuant to which securities of the Corporation or of another corporation are issued with respect to the outstanding shares of Stock, an Optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise, the securities he would have received if he had exercised his Option immediately prior to such recapitalization or reorganization.

     8.5  Dissolution or Liquidation

                  In the event of the proposed dissolution or liquidation of the Corporation (other than in connection with a transaction described in subparagraph 8.3 above), each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     8.6  Modification of ISO's

                  If the Committee determines that any adjustments made pursuant to with respect to any Incentive Stock Options granted hereunder would constitute a modification of such Incentive Stock Options, (as that term is defined in Section 424 of the Code) it may refrain from making such adjustments.

     8.7  Issuances of Securities

                  Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

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     8.8  Adjustments

                  Upon the happening of any of the events described in subparagraphs 8.2, 8.3 or 8.4 above, the class and aggregate number of shares set forth in Section 2.2 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. If changes in the capitalization of the Corporation shall occur other than those referred to above in this Section 8, the Committee shall make such adjustments, if any, in the number of shares covered by each Option and in the per share purchase price as the Committee in its discretion may consider appropriate. The Committee or, if applicable, the Successor Board, shall determine the specific adjustments to be made under this Section 8 and its determination shall be conclusive.

     8.9  Lock-Up Agreement

                  The Optionee, if so requested by the Committee and an underwriter of Common Stock or other securities of the Corporation, shall not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, whether in privately-negotiated or open-market transactions, any Common Stock or other securities of the Corporation held by him or her or which he or she has the right to acquire during the 180-day period following the effective date of a registration statement of the Corporation filed with the Securities and Exchange Commission in connection with such offering or such shorter period as such underwriter shall have advised the Corporation in writing is adequate to permit the successful and orderly distribution of such Common Stock or other securities; provided, however, that such "lock-up" agreement shall be in writing and in form and substance satisfactory to the Committee and such underwriter. The Corporation may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said period.


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ARTICLE 9 TERM; AMENDMENT AND TERMINATION

                  No Option shall be granted under the Plan after the earlier of
(i) ten (10) years from the effective date of the Plan, or (ii) the termination of the Plan pursuant to this Article 9. However, unless otherwise expressly provided in the Plan or in an applicable written agreement required pursuant to
Article 10, any Option theretofore granted may extend beyond such date, and any authority of the Committee to amend, alter, suspend, discontinue or terminate any such Option, or to waive any conditions or rights under any such Option and the authority of the Board to amend the Plan, shall extend beyond such date. The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to Optionees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 8 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the Optionee to whom an award shall theretofore have been granted, adversely affect the rights of such Optionee under such award, and provided further that if any amendment would require stockholder approval to satisfy the requirements of Rule 16b-3 under the 1934 Act, then such amendment shall be presented to stockholders for approval, provided however that failure to obtain such approval shall not affect the validity of this Plan or the options granted hereunder.

ARTICLE 10  WRITTEN AGREEMENT

                  Each award of Options shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

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ARTICLE 11  MISCELLANEOUS PROVISIONS

Tax Withholding
                  The Corporation shall have the right to require Optionees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an Optionee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an Optionee to satisfy his or her tax withholding obligations either by (i) surrendering of Common Stock owned by the Optionee or (ii) having the Corporation withhold from shares of Common Stock, or other compensation, otherwise deliverable or payable to the Optionee. Shares of Common Stock surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

     11.2  Securities Laws

                  Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of the shares of Common Stock thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation, represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Committee may prescribe.

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     11.3  Compliance with Section 16(b)

                  In the case of Optionees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive Rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionees who are or may be subject to Section 16 of the 1934 Act.

     11.4  Successors

                  The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, in its discretion prior to the consummation of the transaction and subject to Article 9 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

     11.5  General Creditor Status

                  Optionees shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Optionee, beneficiary or legal representative of such Optionee. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     11.6  No Right to Employment

                  Nothing in the Plan or in any written agreement entered into pursuant to Article 10 hereof, nor the grant of any Option, shall confer upon any Optionee any right to continue in the employ of the Corporation or a subsidiary or affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary or affiliate to modify the terms of or terminate such Optionee's employment at any time.

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     11.7  Notices

                  Notices required or permitted to be given under the Plan shall be sufficiently given if in writing and personally delivered to the Optionee or sent by regular mail addressed (i) to the Optionee at the Optionee's address as set forth in the books and records of the Corporation or its subsidiaries or affiliates, or (ii) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Compensation Committee."

     11.8  Severability

                  In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     11.9  Governing Law

To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Florida.





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Appendix D STOCK OPTION AGREEMENT - Samuel Nyer



                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "Agreement") is effective as of _________ 2002, between Nyer Medical Group, Inc. a Florida corporation (the
"Corporation"), and Samuel Nyer (the "Optionee").


                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, in October, 1999, the Corporation entered into an employment agreement with the Optionee which agreement included a provision (the "Provision") for granting the Optionee an option for 500,000 shares of common stock of the Corporation (the "Option");

     WHEREAS, in November, 2002, the Board of Directors of the Corporation (the "Board") agreed to amend and restate the Provision to provide certain other provisions, including, without limitation, provisions for termination of the Option upon the happening of certain events;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree that the Provision is hereby amended and restated as follows:

1. Grant of Option.

             Pursuant to the Provision, in October, 1999, the Corporation granted to the Optionee an option to purchase an aggregate of 500,000 shares (the "Shares") of common stock, .0001(cent) par value, of the Corporation (the "Common Stock") at a price of $6.437 per Share. The Corporation hereby confirms and ratifies such grant. This Option was not and is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.

2. Right to Exercise.

          Fifty (50%) percent of the Shares subject to the Option vested and became exercisable in October, 1999 and fifty (50%) percent of the Shares subject to the Option vested and became exercisable in October, 2000.

3. No Transfer.

          This Option may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except by will or the applicable laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option not specifically permitted herein shall be null and void and without effect.

4. Exercise Procedures.

a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this Option by giving written notice as set forth in Section 9j) hereof in a manner substantially in the form annexed hereto as Exhibit A. The notice shall specify the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available). The notice shall be signed by the person exercising

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this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee (as defined below)) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised. "Committee" means the committee (comprised of at least two (2) members of the Board) appointed by the Board to administer this Agreement, or, in the case that no such committee has been appointed, the term "Committee" shall mean the Board.

b) Issuance of Shares. After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate. The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.

c) Withholding Taxes. In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements. Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.

5. Payment for Stock.

                   Options may be exercised in whole or in part (but not for any fractional shares of Common Stock). Shares of Common Stock purchased upon the exercise of the Option shall be paid for at the time of purchase. Such payment may be made as follows (or by any combination of the following), in the sole discretion of the Committee: (i) in United States currency by delivery of a certified check, bank draft or postal or express money order payable to the order of the Corporation, (ii) by surrender of a number of Mature Shares (as defined below) of Common Stock held by the Optionee exercising the Option equal to the quotient obtained by dividing (A) the aggregate exercise price payable with respect to the Option then being exercised by (B) the Market Price (as defined below) on the date of exercise, (iii) if the Corporation has established a program for the cashless exercise of Options through a broker or other similar arrangements or programs, then in accordance with the terms and conditions of such programs and arrangements, (iv) other property acceptable to the Committee or (v) a loan of money to an Optionee, the proceeds of which shall be used by the Optionee to exercise all or a portion of the Option granted hereunder. If a loan is made by the Corporation to the Optionee as contemplated in (v) above, the Optionee shall execute a promissory note evidencing such loan and such note shall (I) provide for full recourse to the maker, (II) bear interest at a rate no less than the applicable Federal rate (within the meaning of Section 1274 of the Code), and (III) contain such other terms as the Committee in its sole discretion shall determine, including securing the loan by a pledge of the shares of Common Stock issued upon exercise of the Option. Upon receipt of a notice of exercise and payment in accordance with the procedures set forth above, the Corporation or its agent shall deliver to the persons exercising the Option (or his or her designee) a certificate for such Shares. "Mature Shares" means shares of Common Stock owned by the Optionee for a period of at least six consecutive months prior to the exercise of the Option in question. "Market Price" means the per share value of the Common Stock and shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or the Nasdaq SmallCap Market

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(collectively, "Nasdaq") the Market Price on any day shall be, in the sole discretion of the Committee, either (x) the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day or (y) the closing price reported on the consolidated trading listing for such day; (ii) if the Common Stock is quoted on the OTC Bulletin Board, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on Nasdaq or listed on the OTC Bulletin Board, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, LLC (the "NQB") for such day; or (iv) if the Common Stock is not listed on a national stock exchange, quoted on Nasdaq, quoted on the OTC Bulletin Board or reported on by the NQB, the Market Price on any day shall be the fair market value of one share of Common Stock on such day as determined by the Committee.

6. Term and Expiration.

  a) Term of Option. This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided herein, and may be exercised during such term only in accordance with this Agreement.

  b) Termination due to Cessation of Relationship, Disability or Death. Upon the cessation of Optionee's employment by, consultancy for or emeritus (or similar) status with the Corporation, upon the Optionee's death or upon the Optionee's Disability (as defined below), this Option, which is otherwise exercisable, shall be exercisable by, as appropriate, the Optionee, the Designated Beneficiary (as defined below) or personal representative, heirs or legatees of the Optionee for a period of four (4) years from the date of such cessation, death or Disability, as appropriate, but in no event after the expiration of the exercise period of the Option. "Disability" shall have the meaning set forth in
Section 22(e)(3) of the Code. "Designated Beneficiary" means the beneficiary designated by the Optionee to exercise its options upon the death of the

Optionee, if such Designated Person exists and has not predeceased the Optionee. If a Designated Beneficiary does not exist or has predeceased the Optionee, the appropriate personal representative, heir(s) or legatee(s) of the Optionee shall exercise the Option.

7. Registration Rights.

a) Subject to the terms of this Agreement, the Corporation shall use its best efforts to register the Common Stock underlying the Option (the "New Stock") for issuance and resale under the Securities Act of 1933, as amended (the "Securities Act"), on Form S-8 or any other Securities and Exchange Commission ("SEC") form, if available, which the Corporation deems appropriate (a "Registration Statement").

b) The Corporation will notify the Optionee at any time when a prospectus relating to the New Stock covered by a Registration Statement of the Corporation is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration

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

Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Corporation will use its best efforts to promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

c) The Optionee hereby agrees to cooperate with the Corporation in connection with the preparation and filing of any Registration Statement by the Corporation with respect to the New Stock. In addition, the Optionee agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 7b), the Optionee will immediately discontinue disposition of the New Stock pursuant to the Registration Statement covering the New Stock until the Optionee's receipt of the copies of the supplemented or amended prospectus contemplated by
    Section 7b) and, if so desired by the Corporation, the Optionee shall deliver to the Corporation (at the expense of the Corporation) or destroy (and deliver to the Corporation a certificate of such destruction) all copies, other than the permanent file copies then in the Optionee's possession, of the prospectus covering such New Stock current at the time of receipt of such notice.

d)  The Optionee hereby represents and warrants to the Corporation as follows:
    i) The Optionee has been furnished with all materials relating to the Corporation and its proposed activities which the Optionee has requested and has been afforded the opportunity to obtain any additional information necessary with respect to the New Stock.

   ii) The Corporation has answered all inquiries made by the Optionee concerning the Corporation and its proposed activities, or any other matters relating to the Registration Statement and the proposed operations of the Corporation.

  iii) The Optionee is an "accredited investor" as such term is defined in the Federal securities laws. By reason of the Optionee's business or financial experience, the Optionee is capable of evaluating the merits and risks of an investment in the New Stock and of protecting its own interests in connection with the transaction involving the Option and the New Stock. The Optionee has sufficient available financial resources to provide adequately for his current needs, including possible personal contingencies, and can bear the economic risk of a complete loss of the New Stock without materially affecting his financial condition.

  iv) The Optionee has not been furnished any offering literature other than any materials and/or information made available to the Optionee by the Corporation as described in Section 7d)i) and the Optionee has relied only on such materials and/or information. Furthermore, other than as set forth in this Agreement, no representations or warranties have been made to the Optionee by the Corporation, or by its directors or officers or employees or other agents with respect to the intended business of the Corporation, the financial condition, prospects, profitability, operations and/or potential of the Corporation, and/or the economic or any other aspects of the consequences of an investment in the New Stock, and the Optionee has not relied upon any information concerning the offering, written or oral, other than information contained in this Agreement or provided by the Corporation to the Optionee.

  v) The Optionee is acquiring the Option and, upon the exercise of the Option, will be acquiring the New Stock, for his own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Option or the New Stock.

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8. Securities Law and Other Restrictions.

     Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including, without limitation, the placement of appropriate legends on stock certificates or a "lock-up agreement") if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.

9. Adjustment Upon Changes in Capitalization, Etc.

      a) Certain Adjustments. Upon the occurrence of any of the events described in this Section 9, the Optionee's rights with respect to the Option shall be adjusted as and to the extent provided hereafter in this Section 9, unless otherwise specifically provided in the written agreement between the Optionee and the Corporation relating to such Option.

      b) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Corporation shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of the Option shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the exercise price per share to reflect such subdivision, combination or stock dividend.

     c) Consolidation, Acquisition or Merger. If the Corporation is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Corporation hereunder (the "Successor Board"), shall, as to the outstanding Option, either (i) make appropriate provision for the continuation of such Option by substitution on an equitable basis for the shares then subject to such Option for the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Optionee, provide that the Option must be exercised, to the extent then exercisable (or in the discretion of the Committee or the Successor Board, also provide that all unvested portion of the Option, if any, shall be, or become at the time which the Committee shall determine, either immediately exercisable or immediately terminate), within a specified number of days of the date of such notice, at the end of which period the Option shall terminate; or
(iii) terminate the Option in exchange for a cash payment or other consideration equal to the excess of the fair market value of the shares of Common Stock subject to such Option (to the extent then exercisable, or in the discretion of the Committee or the Successor Board, whether or not then exercisable) over the exercise price thereof.

     d) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Corporation (other than a transaction described in subsection 9c) above) pursuant to which securities of the Corporation or of another corporation are issued with respect to the outstanding shares of Common Stock, the Optionee upon exercising the Option shall be entitled to receive for the purchase price paid upon such exercise, the securities he would have received if he had exercised his Option immediately prior to such recapitalization or reorganization.

      e) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Corporation (other than in connection with a transaction described in subsection 9c) above), each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

      f) Issuances of Securities. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Option. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

      g) Other Adjustments. If changes in the capitalization of the Corporation shall occur other than those referred to above in this Section 9, the Committee shall make such adjustments, if any, in the number of shares covered by the Option and in the per share purchase price as the Committee in its discretion may consider appropriate. The Committee or, if applicable, the Successor Board, shall determine the specific adjustments to be made under this Section 9 and its determination shall be conclusive.

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10. Miscellaneous Provisions.

     a) Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof. This Agreement may not be amended except by a written instrument signed by both parties hereto.

     b) Choice of Law. To the extent not preempted by Federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.

     c) Interpretations. The Committee shall have discretionary authority to interpret the terms of this Agreement, to adopt and revise rules, regulations and policies to administer this Agreement and to make any other factual determinations, which it believes to be necessary or advisable for the administration of this Agreement. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, the Optionee and all other interested persons.

     d) Liability; Indemnification.

         i) No member of the Board or the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to this Agreement.

        ii) In addition to such other rights of indemnification as he or she may have as a member of the Board, and with respect to administration of this Agreement, each member of the Board and of the Committee shall be entitled without further act on his or her part to advancement of expenses and indemnification from the Corporation pursuant to Florida law, including to the full extent provided by Section 607.0850 of the Florida Business Corporation Act (the "FBCA").The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise.

            e) Tax Withholding. The Corporation shall have the right to require the Optionee or its beneficiary or legal representative to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under this Agreement amounts sufficient to satisfy all withholding tax requirements. Whenever payments under this Agreement are to be made to an Optionee in cash, if any, such payments

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

shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit the Optionee to satisfy its tax withholding obligations either by (i) surrendering of Common Stock owned by the Optionee or (ii) having the Corporation withhold from shares of Common Stock, or other compensation, otherwise deliverable or payable to the Optionee. Shares of Common Stock surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purpose

            f) Compliance with Section 16(b). In the case the Optionee is or may be subject to Section 16 of the Securities Exchange Act of 1934 Act, as amended (the "1934 Act"), it is the intent of the Corporation that this Agreement and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that the Optionee will be entitled to the benefits of Rule 16b-3 or other exemptive Rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of this Agreement or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to the Optionee if the Optionee is or may be subject to Section 16 of the 1934 Act. Neither this provision of the Agreement nor any other provision of this Agreement shall be construed as to insure that the Optionee has satisfied or will satisfy all the requirements of Section 16 of the 1934 Act and/or the Rules promulgated thereunder with respect to this Option or the Common Stock underlying this Option.

           g) Successors. The obligations of the Corporation under this Agreement shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation.

           h) General Creditor Status. The Optionee shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under this Agreement. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and the Optionee, or the beneficiary or legal representative of the Optionee. To the extent that any person acquires a right to receive payments from the Corporation under this Agreement, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Agreement.

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

           i) No Right to Employment or Independent Contractor Status. Nothing in this Agreement, nor the grant of the Option, shall confer upon the Optionee any right to continue in the employ or as an independent contractor of the Corporation or a subsidiary or affiliate or to be entitled to any remuneration or benefits not set forth in this Agreement or interfere with or limit the right of the Corporation or a subsidiary or affiliate to modify the terms of or terminate the Optionee's employment or independent contractor status at any time.

         j) Notices. Notices required or permitted to be given under this Agreement shall be sufficiently given if in writing and personally delivered to the Optionee or sent by regular mail addressed (i) to the Optionee at the Optionee's address as set forth in the books and records of the Corporation or its subsidiaries or affiliates, or (ii) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Compensation Committee."

         k) Severability. In the event that any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.










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




    IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

                                      Nyer Medical Group, Inc.


______________________________        By:___________________________________

SAMUEL NYER                           Karen Wright, Chief Financial Officer
Optionee's Address:
c/o  Nyer Medical Group, Inc.
1292 Hammond Street
Bangor, Maine  04401







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





                                    EXHIBIT A

                               [Date of Exercise]

[Corporation] [Address]
[Address]
Attention: Compensation Committee

     Re:     Stock Option

Dear Sir:

     I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Stock Option Agreement dated as of _________, to purchase ______________ shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I hereby elect to pay the purchase price by delivering to the Corporation [ ], having a fair market value equal to $___________, as determined by the Committee.] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

     Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

                                    Very truly yours,

                                   [OPTIONEE]

RECEIPT ACKNOWLEDGED:

[CORPORATION]

By: __________________





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








Appendix E - STOCK OPTION AGREEMENT - Alliance Capital Resources, Inc.

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "Agreement") is effective as of _________ 2002, between Nyer Medical Group, Inc. a Florida corporation (the "Corporation"), and Alliance Capital Resources, Inc., a California corporation (the "Optionee").

                              W I T N E S S E T H:

     WHEREAS, in October, 1999, the Corporation entered into a business development consulting agreement (the "Consulting Agreement") with the Optionee which agreement included a provision (the "Provision") for granting the Optionee an option for 150,000 shares of common stock of the Corporation (the "Option");

     WHEREAS, in October, 2000, the Consulting Agreement was amended with respect to its term and certain monetary compensation;

     WHEREAS, in October, 2002, the Board of Directors of the Corporation (the "Board") agreed to amend and restate the Provision to, among other things, amend the exercise price with respect to the Option and certain provisions which are customary to option agreements;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree that the Provision is hereby amended and restated as follows:

1. Grant of Option.

         Pursuant to the Provision, in October, 1999, the Corporation granted to the Optionee an option to purchase an aggregate of 150,000 shares (the "Shares") of common stock, .0001(cent) par value, of the Corporation (the "Common Stock") at a price $8.00 per Share with respect to 50,000 of the Shares, $9.00 per share with respect to 50,000 of the Shares and $11.00 per share with respect to 50,000 of the Shares. The Corporation hereby confirms and ratifies such grant and also hereby agrees that the exercise price with respect to each of the 150,000 Shares subject to the Option is hereby amended to be $1.71 per Share. This Option was not and is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.

2. Right to Exercise.

    One Hundred (100%) percent of the Shares subject to the Option vested and became exercisable in October, 1999.

3. No Transfer.

     This Option may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except to a successor by operation of law. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option not specifically permitted herein shall be null and void and without effect.


4. Exercise Procedures.

a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this Option by giving written notice as set forth in Section 9j) hereof in a manner substantially in the form annexed hereto as Exhibit A. The notice shall specify the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment (if more than one form is available). The notice shall be signed by the person exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Committee (as defined below)) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Corporation at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised. "Committee" means the committee (comprised of at least two (2) members of the Board) appointed by the Board to administer this Agreement, or, in the case that no such committee has been appointed, the term "Committee" shall mean the Board.

b) Issuance of Shares. After receiving a proper notice of exercise, the Corporation shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends as may be appropriate. The Corporation shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.

c) Withholding Taxes. In the event that the Committee determines that the Corporation is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Committee to enable the Corporation to satisfy all withholding requirements. Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the Committee to enable the Corporation to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.

5. Payment for Stock.

     Options may be exercised in whole or in part (but not for any fractional shares of Common Stock). Shares of Common Stock purchased upon the exercise of the Option shall be paid for at the time of purchase. Such payment may be made as follows (or by any combination of the following), in the sole discretion of the Optionee: (i) in United States currency by delivery of a certified check, bank draft or postal or express money order payable to the order of the Corporation, (ii) by surrender of a number of Mature Shares (as defined below) of Common Stock held by the Optionee exercising the Option equal to the quotient obtained by dividing (A) the aggregate exercise price payable with respect to the Option then being exercised by (B) the Market Price (as defined below) on the date of exercise, (iii) if the Corporation has established a program for the cashless exercise of Options through a broker or other similar arrangements or programs, then in accordance with the terms and conditions of such programs and arrangements, (iv) other property acceptable to the Committee or (v) a loan of money to an Optionee, the proceeds of which shall be used by the Optionee to exercise all or a portion of the Option granted hereunder. If a loan is made by the Corporation to the Optionee as contemplated in (v) above, the Optionee shall execute a promissory note evidencing such loan and such note shall (I) provide for full recourse to the maker, (II) bear interest at a rate no less than the applicable Federal rate (within the meaning of Section 1274 of the Code), and
(III) contain other reasonable terms; provided, however, that the Optionee shall not be permitted to choose a method of payment for the Shares which may violate applicable law. Upon receipt of a notice of exercise and payment in accordance with the procedures set forth above, the Corporation or its agent shall deliver to the persons exercising the Option (or his or her designee) a certificate for such Shares. "Mature Shares" means shares of Common Stock owned by the Optionee for a period of at least six consecutive months prior to the exercise of the Option in question. "Market Price" means the per share value of the Common Stock and shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or the

Nasdaq SmallCap Market (collectively, "Nasdaq") the Market Price on any day shall be, in the sole discretion of the Committee, either (x) the average of the high and low reported consolidated trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the consolidated trading listing for such day or (y) the closing price reported on the consolidated trading listing for such day; (ii) if the Common Stock is quoted on the OTC Bulletin Board, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on Nasdaq or listed on the OTC Bulletin Board, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, LLC (the "NQB") for such day; or (iv) if the Common Stock is not listed on a national stock exchange, quoted on Nasdaq, quoted on the OTC Bulletin Board or reported on by the NQB, the Market Price on any day shall be the fair market value of one share of Common Stock on such day as determined by the Committee.


6. Term and Expiration.

     a) Term of Option. This Option shall expire on the day before the tenth anniversary of the date hereof, unless sooner terminated as provided herein, and may be exercised during such term only in accordance with this Agreement.

     b) Termination due to Cessation of Relationship. Upon the cessation of Optionee's employment by, consultancy for or emeritus (or similar) status with the Corporation, this Option, which is otherwise exercisable, shall be exercisable by, as appropriate, the Optionee, or its personal representative, for a period of two (2) years from the date of such cessation, but in no event after the expiration of the exercise period of the Option.

7. Registration Rights.

    a) Subject to the terms of this Agreement, the Corporation shall use its best efforts to register the Common Stock underlying the Option (the "New Stock") for issuance and resale under the Securities Act of 1933, as amended (the "Securities Act"), on Form S-8 or any other Securities and Exchange Commission ("SEC") form, if available, which the Corporation deems appropriate (a "Registration Statement").

    b) The Corporation will notify the Optionee at any time when a prospectus relating to the New Stock covered by a Registration Statement of the Corporation is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Corporation will use its best efforts to promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

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

   c) The Optionee hereby agrees to cooperate with the Corporation in connection with the preparation and filing of any Registration Statement by the Corporation with respect to the New Stock. In addition, the Optionee agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 7b), the Optionee will immediately discontinue disposition of the New Stock pursuant to the Registration Statement covering the New Stock until the Optionee's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7b) and, if so desired by the Corporation, the Optionee shall deliver to the Corporation (at the expense of the Corporation) or destroy (and deliver to the Corporation a certificate of such destruction) all copies, other than the permanent file copies then in the Optionee's possession, of the prospectus covering such New Stock current at the time of receipt of such notice.

  d) The Optionee hereby represents and warrants to the Corporation as follows:

     i) The Optionee has been furnished with all materials relating to the Corporation and its proposed activities which the Optionee has requested and has been afforded the opportunity to obtain any additional information necessary with respect to the New Stock.

    ii) The Corporation has answered all inquiries made by the Optionee concerning the Corporation and its proposed activities, or any other matters relating to the Registration Statement and the proposed operations of the Corporation.

   iii) By reason of the Optionee's business or financial experience, the Optionee is capable of evaluating the merits and risks of an investment in the New Stock and of protecting its own interests in connection with the transaction involving the Option and the New Stock. The Optionee has sufficient available financial resources to provide adequately for his current needs, including possible personal contingencies, and can bear the economic risk of a complete loss of the New Stock without materially affecting his financial condition.

  iv) The Optionee has not been furnished any offering literature other than any materials and/or information made available to the Optionee by the Corporation as described in Section 7d)i) and the Optionee has relied only on such materials and/or information. Furthermore, other than as set forth in this Agreement, no representations or warranties have been made to the Optionee by the Corporation, or by its directors or officers or employees or other agents with respect to the intended business of the Corporation, the financial condition, prospects, profitability, operations and/or potential of the Corporation, and/or the economic or any other aspects of the consequences of an investment in the New Stock, and the Optionee has not relied upon any information concerning the offering, written or oral, other than information contained in this Agreement or provided by the Corporation to the Optionee.

    v) The Optionee is acquiring the Option and, upon the exercise of the Option, will be acquiring the New Stock, for his own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Option or the New Stock.


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

8. Securities Law and Other Restrictions.

     Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Committee at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including, without limitation, the placement of appropriate legends on stock certificates or a "lock-up agreement") if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Corporation is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Corporation by its underwriters, or otherwise.

9. Adjustment Upon Changes in Capitalization, Etc.

               a) Certain Adjustments. Upon the occurrence of any of the events described in this Section 9, the Optionee's rights with respect to the Option shall be adjusted as and to the extent provided hereafter in this Section 9, unless otherwise specifically provided in the written agreement between the Optionee and the Corporation relating to such Option.

               b) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Corporation shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of the Option shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the exercise price per share to reflect such subdivision, combination or stock dividend.
               c) Consolidation, Acquisition or Merger. If the Corporation is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Corporation hereunder (the "Successor Board"), shall, as to the outstanding Option, either (i) make appropriate provision for the continuation of such Option by substitution on an equitable basis for the shares then subject to such Option for the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Optionee, provide that the Option must be exercised, to the extent then exercisable (or in the discretion of the Committee or the Successor Board, also provide that all unvested portion of the Option, if any, shall be, or become at the time which the Committee shall determine, either immediately exercisable or immediately terminate), within a specified number of days of the date of such notice, at the end of which period the Option shall terminate; or
(iii) terminate the Option in exchange for a cash payment or other consideration equal to the excess of the fair market value of the shares of Common Stock subject to such Option (to the extent then exercisable, or in the discretion of the Committee or the Successor Board, whether or not then exercisable) over the exercise price thereof.

               d) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Corporation (other than a transaction described in subsection 9c) above) pursuant to which securities of the Corporation or of another corporation are issued with respect to the outstanding shares of Common Stock, the Optionee upon exercising the Option shall be entitled to receive for the purchase price paid upon such exercise, the securities he would have received if he had exercised his Option immediately prior to such recapitalization or reorganization.

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

               e) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Corporation (other than in connection with a transaction described in subsection 9c) above), each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

               f) Issuances of Securities. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Option. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

               g) Other Adjustments. If changes in the capitalization of the Corporation shall occur other than those referred to above in this Section 9, the Committee shall make such adjustments, if any, in the number of shares covered by the Option and in the per share purchase price as the Committee in its discretion may consider appropriate. The Committee or, if applicable, the Successor Board, shall determine the specific adjustments to be made under this
Section 9 and its determination shall be conclusive.

10. Miscellaneous Provisions.

     a) Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter hereof. This Agreement may not be amended except by a written instrument signed by both parties hereto.

     b) Choice of Law. To the extent not preempted by Federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.

     c) Interpretations. The Committee shall have discretionary authority to interpret the terms of this Agreement, to adopt and revise rules, regulations and policies to administer this Agreement and to make any other factual determinations, which it believes to be necessary or advisable for the administration of this Agreement. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, the Optionee and all other interested persons.

    d) Liability; Indemnification.

       i) No member of the Board or the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to this Agreement.

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

       ii) In addition to such other rights of indemnification as he or she may have as a member of the Board, and with respect to administration of this Agreement, each member of the Board and of the Committee shall be entitled without further act on his or her part to advancement of expenses and indemnification from the Corporation pursuant to Florida law, including to the full extent provided by Section 607.0850 of the Florida Business Corporation Act (the "FBCA").The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise.

     e) Tax Withholding. The Corporation shall have the right to require the Optionee or its beneficiary or legal representative to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under this Agreement amounts sufficient to satisfy all withholding tax requirements. Whenever payments under this Agreement are to be made to an Optionee in cash, if any, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit the Optionee to satisfy its tax withholding obligations either by (i) surrendering of Common Stock owned by the Optionee or (ii) having the Corporation withhold from shares of Common Stock, or other compensation, otherwise deliverable or payable to the Optionee. Shares of Common Stock surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purpose

    f) Compliance with Section 16(b). In the case the Optionee is or may be subject to Section 16 of the Securities Exchange Act of 1934 Act, as amended (the "1934 Act"), it is the intent of the Corporation that this Agreement and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that the Optionee will be entitled to the benefits of Rule 16b-3 or other exemptive Rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of this Agreement or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to the Optionee if the Optionee is or may be subject to Section 16 of the 1934 Act. Neither this provision of the Agreement nor any other provision of this Agreement shall be construed as to insure that the Optionee has satisfied or will satisfy all the requirements of Section 16 of the 1934 Act and/or the Rules promulgated thereunder with respect to this Option or the Common Stock underlying this Option.

     g) Successors. The obligations of the Corporation under this Agreement shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation.

    h) General Creditor Status. The Optionee shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under this Agreement. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and the Optionee, or the beneficiary or legal representative of the Optionee. To the extent that any person acquires a right to receive payments from the Corporation under this Agreement, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Agreement.

    i) No Right to Employment or Independent Contractor Status. Nothing in this Agreement, nor the grant of the Option, shall confer upon the Optionee any right to continue in the employ or as an independent contractor of the Corporation or a subsidiary or affiliate or to be entitled to any remuneration or benefits not set forth in this Agreement or interfere with or limit the right of the Corporation or a subsidiary or affiliate to modify the terms of or terminate the Optionee's employment or independent contractor status at any time.

    j) Notices. Notices required or permitted to be given under this Agreement shall be sufficiently given if in writing and personally delivered to the Optionee or sent by regular mail addressed (i) to the Optionee at the Optionee's address as set forth in the books and records of the Corporation or its subsidiaries or affiliates, or (ii) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Compensation Committee."

    k) Severability. In the event that any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.






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


     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

Alliance Capital Resources, Inc.                   Nyer Medical Group, Inc.


By:_________________________         By:______________________________

John B. Sutton, Jr., President         Karen Wright, Chief Financial Officer

Optionee's Address:
3027 S. Peck Avenue #5
San Pedro, California  90731




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                                    EXHIBIT A

                               [Date of Exercise]

[Corporation] [Address]
[Address]
Attention: Compensation Committee

     Re:     Stock Option

Dear Sir:

     I am the holder of a stock option granted to me by Nyer Medical Group, Inc. (the "Corporation"), pursuant to a Stock Option Agreement dated as of _________, to purchase ______________ shares of Common Stock of the Corporation ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Corporation in the amount of $_______, representing the total purchase price for the Shares] [I hereby elect to pay the purchase price by delivering to the Corporation _____ shares of Common Stock of the Corporation having a fair market value equal to $___________ from the Shares I am purchasing pursuant to the exercise of such option] [I hereby elect to pay the purchase price by delivering to the Corporation [ ], having a fair market value equal to $___________, as determined by the Committee.] [I enclose an irrevocable direction to a securities broker to deliver sales or loan proceeds to the Corporation in the amount of $_______, representing the total purchase price for the Shares]. [I enclose the necessary promissory note, pledge agreement and related documents pursuant to my loan from the Corporation in the amount of $_____representing the total purchase price for the Shares]. The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________.

     Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

                                     Very truly yours,


                                   [OPTIONEE]

RECEIPT ACKNOWLEDGED:

[CORPORATION]

By: ________________________________




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Appendix     F - FOURTH AMENDMENT TO THE ARTICLES OF INCORPORATION OF NYER
             MEDICAL GROUP, INC.


                FOURTH AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF
                            NYER MEDICAL GROUP, INC.


   The undersigned hereby certifies that the following Fourth Amendment to the Articles of Incorporation, as amended, was approved by the board of directors (the "Board") of Nyer Medical Group, Inc. (the "Company"), and approved by a vote of majority of holders of the outstanding voting power of capital stock of the Company present in person or by proxy and entitled to vote at a special meeting of shareholders held on the ___ day of ____, 2002.

1. The name of the corporation is Nyer Medical Group, Inc.

2. Article IV is repealed, and Article IV will now read as follows:


                           Article IV - Capital Stock

         The Company is authorized to issue 25,000,000 shares of common stock, $.0001 par value.

         The Company is authorized to issue 2,505,000 shares of preferred stock, $.001 par value (the "Preferred Stock").

         Of these shares of Preferred Stock, 5,000 shall be designated as Class A Preferred Stock, each share of which shall have 1,000 votes on all matters at which shares of common stock are entitled to vote. Class A Preferred Stock shall have no other rights different than common stock.

     The remaining 2,500,000 shares of Preferred Stock shall be designated as Class B Preferred Stock. All Class B Preferred Stock is subject to issuance by the Board in one or more series and through the filing a certificate pursuant to the applicable law of the State of Florida.

     Of the Class B Preferred Stock, 2,500 shares of Series 1 Class B Preferred Stock (the "Series 1 Stock") may be issued. The Series 1 Stock is not convertible into common stock but carries the right to 2,000 votes per share on all matters requiring a vote of the common shareholders and preferred shareholders. In all other respects, the Series 1 Stock shall be treated like common stock except where otherwise provided by the Florida Statutes.

         Except as expressly limited by Chapter 607, Florida Statutes, as amended from time to time, or its successor legislation, as amended from time to time, the authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

      (a) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

      (b) The number of shares constituting that series and the distinctive designation of that series;

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      (c) The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, are paid on dividends on shares of that series;

      (d) Whether that series shall have conversion privileges, and if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

      (e) Whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

      (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

      (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

      (h) Any other relative rights, preferences and limitations of that series.

3. This amendment was duly adopted by the Board on the 4th day of October, 2002.


         IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Articles of Incorporation this ____ day of _________, 2002.



(CORPORATE SEAL)                           NYER MEDICAL GROUP, INC.




                                          By:__________________________
                                             Samuel Nyer, President



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